Exhibit 10.1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT (“Agreement”) is made effective as of August 15, 2014 by and among Relypsa Inc., having its principal place of business at 700 Saginaw Drive, Redwood City, CA USA (“RELYPSA”), and Patheon Inc., having its principal place of business at 2100 Syntex Court, Mississauga, ON CANADA, (“PATHEON”).

WITNESSETH:

WHEREAS, RELYPSA desires PATHEON to manufacture on behalf of RELYPSA a human pharmaceutical product, such product to be manufactured from API (as defined herein) supplied to PATHEON by RELYPSA into Bulk (as defined herein) and Finished Product (as defined herein) and to provide services in respect of such manufacture and supply; and

WHEREAS, PATHEON has the experience, expertise, personnel, and facilities necessary to perform the Services (as defined herein) for the supply to RELYPSA of Bulk and Finished Product and RELYPSA desires PATHEON to perform such Services, all on the terms and conditions set forth in this Agreement; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, RELYPSA and PATHEON, intending to be legally bound hereby, agree as follows:

1.	ARTICLE 1. DEFINITIONS

The following terms, whether used in the singular or plural, shall have the meanings assigned to them below for purposes of this Agreement.

1.1	“[***]” or “[***]” has the meaning specified in Section 3.11;

1.2	“Affiliate” means (a) a business entity which owns, directly or indirectly, a controlling interest in a Party to this Agreement, by stock ownership or otherwise, or (b) a business entity which is controlled by a Party to this Agreement, either directly or indirectly, by stock ownership or otherwise, or (c) a business entity, the controlling interest of which is directly or indirectly common to the majority ownership of a Party to this Agreement. For this definition, “control” means the ownership of shares carrying at least a majority of the votes for the election of the directors of a corporation or similar right by contract or otherwise to direct the business of an entity.

1.3	“Annual Report” means the annual report to the FDA prepared by RELYPSA regarding the Finished Product as described in Title 21 of the United States Code of Federal Regulations, Section 314.81(b)(2).

1.4	“Annual Product Review Report” means the annual product review report prepared by PATHEON as described in Title 21 of the United States Code of Federal Regulations, Section 211.180(e).

1.5	“API” means the active pharmaceutical ingredient, RLY5016, CAS Name: [***], supplied in bulk to PATHEON by or on behalf of RELYPSA and which, for clarity, is [***]. API may also be referred to herein as “Active Material.”

1.6	“Applicable Laws” means the Laws of Canada and the Province of Ontario, [***], the federal, state and provincial Laws applicable to [***], cGMP, and the Laws applicable within the Relypsa Territory.

1.7	“Authority” means any governmental or regulatory authority, department, body or agency or any court, tribunal, bureau, commission or other similar body, whether supranational, federal, state, provincial, county or municipal.

1.8	“Batch” means a quantity of material that (a) is intended to have uniform character and quality within specified limits set forth in the Quality Agreement, and (b) is produced as a single uninterrupted processing unit during the same campaign, and (c) is designated with a single PATHEON lot number.

1.9	“Bill Back Items” means the expenses for all third party supplier fees for the purchase or use of [***], and which are separately stated on Schedule B and [***]. Bill Back Items will be [***], except for the [***].

1.10	“Blending Services” means services provided by PATHEON to convert API to Bulk, including [***]. Blending Services are further defined in the master Batch record to be agreed upon in writing by RELYPSA and PATHEON from time to time.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.11	“Bulk” means a finished dosage form that contains API and excipients.

1.12	“Capital Expenditure and Equipment Agreement” means the agreement relating to Facility Modifications and Non-Dedicated Equipment (as those terms are defined in such agreement) attached hereto as Schedule H.

1.13	“cGMP” means the regulatory requirements for current good manufacturing practices, including the United States’ current Good Manufacturing Practices pursuant to the FD&C Act (21 U.S.C. Sect. 301 et seq.), and pursuant to relevant regulations found in Title 21 of the U.S. Code of Federal Regulations (including Parts 11, 210, 211, 600 and 611), and the European Union’s current Good Manufacturing Practices pursuant to the European Commission in Directive 91/356/EEC, as amended by 2003/94/EC, the International Conference on Harmonization Guidances for Industry Q7 (Good Manufacturing Practice) and Q10 (Quality Systems), and any comparable Laws of Canada and any other country designated by the parties by mutual agreement as applicable in a Firm Order, as each may be amended from time to time. As of the Effective Date, cGMP includes compliance with European Union, ICH Q7, ICH Q10, Canadian and United States Laws and regulatory guidance and regulatory and statutory requirements, directives and guides relating to good manufacturing, formulating, assembling, packaging, storing, handling, testing and quality control, laboratory, warehousing and distribution practices, adherence to any applicable product license requirements, and adherence to relevant current U.S., Canadian and E.U. guidance documents.

1.14	“Components” means, collectively, all packaging components, raw materials, ingredients, and other materials (including labels, product inserts and other labeling for Finished Product) required in accordance with the Specifications, other than the API.

1.15	“Confidential Information” means Relypsa Confidential Information or Patheon Confidential Information, as the context requires.

1.16	“Contract Year” means, in the first year of this Agreement, the period from the Effective Date up to and including December 31 of the same calendar year and thereafter will mean a calendar year.

1.17	“Delivery Date” means a date for delivery of Bulk or Finished Product to RELYPSA or its designee, as set forth in a Firm Order.

1.18	“EMA” means the European Medicines Agency.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.19	“Effective Date” means the date first above written, which shall be the effective date of this Agreement.

1.20	“FD&C Act” means the United States Federal Food, Drug and Cosmetic Act and the regulations and guidances thereunder, as the same may be amended from time to time.

1.21	“FDA” means the United States Food and Drug Administration, or any successor agency.

1.22	“Fill-Finish Services” means the filling and labeling of packets, packaging and related services performed by PATHEON to convert Bulk to Finished Product. Fill-Finish Services are further described in the master Batch record to be agreed upon in writing by RELYPSA and PATHEON from time to time.

1.23	“Finished Product” means Bulk that is labeled and packaged for shipment to RELYPSA or its designee.

1.24	“Initial Set Exchange Rate” means as of the Effective Date, the initial exchange rate of [***] to convert one unit of the billing currency into the Patheon Facility local currency. The Initial Set Exchange Rate is calculated as the daily average interbank exchange rate for conversion of one unit of the billing currency into the Patheon Facility local currency during the [***] period immediately preceding the Effective Date as published by OANDA.com “The Currency Site” under the heading “FxHistory: historical currency exchange rates” at www.OANDA.com/convert/fxhistory. The Initial Set Exchange Rate shall be the Set Exchange Rate as defined in Section 5.8 until the Set Exchange Rate is modified as provided therein.

1.25	“Intellectual Property” or “IP” means all forms of intellectual property including Inventions, rights in patents, patent applications, formulae, trademarks, trademark applications, trade-names, Inventions, copyrights, industrial designs, trade secrets, and know-how and all other forms of intellectual property.

1.26	“Invention” means any innovation, improvement, development, discovery, computer program, device, trade secret, method, know-how, process, technique or the like, whether or not written or otherwise fixed in any form or medium, regardless of the media on which it is contained and whether or not patentable or copyrightable and all related information.

1.27	“Laws” means all laws, statutes, ordinances, regulations, rules, by-laws, judgments, decrees or orders of any Authority.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.28	“Manufacturing Records” means all documents relating to the manufacture of a Batch, including manufacturing instructions, the master batch record, Batch records, deviations, test results, raw data, out of specification results, investigations, bills of materials and certificates of analysis and/or compliance. Except as otherwise expressly provided herein, Manufacturing Records are the property of RELYPSA.

1.29	“[***]” means the [***], as set forth in Schedule D.

1.30	“[***]” means the [***] Batches of a Product to be produced [***] as set forth in Schedule B.

1.31	“NDA” means a New Drug Application filed for the Finished Product by RELYPSA with the FDA or any equivalent filing in any country in the Relypsa Territory, and all subsequent submissions, supplements or amendments related thereto.

1.32	“Non-Conforming” means that a Batch of Bulk or Finished Product, as applicable, fails to conform to any one or more of the Specifications, cGMP or the warranties in Section 6.1(a).

1.33	“Party” or “Parties” means PATHEON and RELYPSA, as the context requires.

1.34	“Patheon Capacity” means the capacity to perform the Blending Services and the Fill-Finish Services at the Patheon Facility. Schedule K illustrates the Patheon Capacity based upon certain assumptions about Batch size, Finished Product strength and other relevant factors The Parties will amend Schedule K to reflect actual Batch sizes, Finished Product strength, etc. in commercial production.

1.35	“Patheon Competitor” means a business that [***].

1.36	“Patheon Confidential Information” means any and all technical and other information belonging to PATHEON as of the Effective Date, the Patheon Facility, and associated PATHEON technologies, that PATHEON discloses or supplies to, or uses on behalf of (as recorded in relevant PATHEON documentation) RELYPSA pursuant to this Agreement, whether patented or unpatented, including, trade secrets, know-how, processes, concepts, experimental methods and results and business and scientific plans. For purposes of clarity, Patheon Confidential Information does not include Relypsa Confidential Information.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.37	“Patheon Facility” means (a) PATHEON’s facility located at [***] at which PATHEON performs the Services hereunder or (b) such other facility or facilities of PATHEON or a PATHEON Affiliate at which such Services are performed, as may be approved in writing by RELPYSA from time to time in accordance with Section 6.2(c).

1.38	“Patheon Intellectual Property” means Intellectual Property owned or controlled by PATHEON or its Affiliates prior to the Effective Date or otherwise generated or derived by PATHEON in its business which Intellectual Property is unrelated to API, Bulk, Finished Product or Relypsa Confidential Information. Patheon Intellectual Property may include Inventions and Intellectual Property which may apply to manufacturing processes or the formulation or development of drug products, drug product dosage forms or drug delivery systems unrelated to API, Bulk, Finished Product or Relypsa Confidential Information.

1.39	“Price” shall mean the price in U.S. Dollars for PATHEON to supply Bulk for delivery to Third Parties and Finished Product hereunder, including [***], but excluding [***].

1.40	“Quality Agreement” shall mean the separate quality agreement between the Parties as further described in Section 3.12 and attached hereto as Schedule G. The Quality Agreement as now in effect or hereafter amended is hereby made a part of this Agreement.

1.41	“Quarter” means each three (3)-month period commencing the first day of January, April, July and October of each Calendar Year.

1.42	“Regulatory Authority” means the FDA, EMA, Health Authority of Canada and any other government regulatory authority responsible for granting approvals in respect of the manufacture or marketing of the Finished Product in the Relypsa Territory.

1.43	“Release” means as to PATHEON, the end result of the analysis, review of Manufacturing Records, testing, and other activities as described in the Specifications, this Agreement and the Quality Agreement or as otherwise required by GMP by which PATHEON certifies that each Batch of Bulk and Finished Product was Manufactured in accordance with this Agreement, the Quality Agreement, SOPs, GMP and all other Applicable Laws, complies with the respective Specifications and the requirements of any Regulatory Authority, and is not adulterated or misbranded as those terms are used in the FD&C Act. Release is demonstrated by issuance of certificates of Analysis and compliance by PATHEON. With respect to RELYPSA, Release means the end result of the process by which RELYPSA determines that a Batch of Bulk for delivery to Third Parties or Finished Product may be distributed for its intended use.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.44	“Relypsa Confidential Information” means all information and materials, including API, disclosed or supplied to PATHEON or any PATHEON Affiliate under this Agreement by or on behalf of RELYPSA or generated in connection with the Services (as to which PATHEON is deemed to be the “recipient” under Article 15) including Manufacturing Records and all technical and other information relating to the API, Bulk, or Finished Product and/or the business, plans or products of RELYPSA, whether patented or unpatented, including trade secrets, know-how, processes, concepts, ideas, experimental and analytical methods and results, and business and scientific plans.

1.45	“Relypsa Intellectual Property” means Intellectual Property owned or controlled by RELYPSA or its Affiliates prior to the Effective Date or otherwise independently developed by RELYPSA or its Affiliates outside the scope of or under this Agreement, and Intellectual Property generated or derived by PATHEON while performing any Services or otherwise generated or derived by PATHEON in its business which Intellectual Property relates to API, Bulk, Finished Product or Relypsa Confidential Information.

1.46	“Relypsa Territory” means the area where RELYPSA is commercializing RLY5016 for Oral Suspension. For this Agreement, RELYPSA plans on [***] as mutually agreed upon in writing by the Parties from time to time.

1.47	“Relypsa Trademarks” means those trademarks and trade names, whether or not registered in the Relypsa Territory, trade dress and packaging which (a) are owned by or licensed to RELYPSA or RELPYSA Affiliates and (b) are applied to or used with the Bulk for delivery to Third Parties and Finished Product. Relypsa Trademarks shall be provided to PATHEON throughout the term of this Agreement for the purposes of the Services, in a format to be agreed upon by the Parties, and in accordance with Article 11 of this Agreement.

1.48	“Semi-Firm Order” has the meaning specified in Section 4.2(c).

1.49	“Services” shall mean the Fill-Finish Services, the Blending Services and all other services provided by PATHEON to RELYPSA under the terms of this Agreement.

1.50	“[***]” has the meaning specified in Section 3.11(b).

1.51

“Specifications” means (i) the specifications for Bulk and Finished Product along with the set of analytical tests, methods and acceptance criteria applicable thereto, as such specifications may be amended from time to time by RELYPSA, including such amendments as may be required to obtain or maintain approval of the Finished Product from any Regulatory

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Authority, (ii) the specifications for Components (other than API) as specified by RELYPSA or compendia sources designated by RELYPSA from time to time, (iii) manufacturing specifications, directions and processes, and (iv) labeling, packaging and storage requirements.

1.52	“Target Yield” has the meaning specified in Section 3.11.

1.53	“Target Yield [***]” has the meaning specified in Section 3.11(a).

1.54	“Third Party” shall mean any party other than PATHEON or RELYPSA, and their respective Affiliates.

1.55	Each of the following additional definitions is found elsewhere in the Agreement as indicated:

“Affected Bulk and Finished Product” has the meaning specified in Section 10.3;

“Approval Activities” has the meaning specified in Section 9.7;

“Claim” has the meaning specified in Section 14.3(b);

“Deficiencies” has the meaning specified in Section 9.11(c);

“Excess Quantities” has the meaning specified in Section 4.2(c);

“[***]” has the meaning specified in Section 5.8;

“Facility Modifications” has the meaning specified in the Capital Expenditure and Equipment Agreement;

“Firm Order” has the meaning specified in Section 4.2(a);

“[***]” has the meaning specified in Section 5.5.1;

“Force Majeure Event” has the meaning specified in Section 18.1;

“Initial Improvements” has the meaning specified in Section 5.5;

“Initial Target Yield” has the meaning specified in Section 3.11(a);

“Initial Target Yield [***]” has the meaning specified in Section 3.11(a)

“Key Employees” has the meaning specified in Section 3.8;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Liabilities” has the meaning specified in Section 14.1;

“Material Change” has the meaning specified in Section 5.4;

“Nonconformance Exception” has the meaning specified in Section 4.2(d);

“Non-Dedicated Equipment” has the meaning specified in the Capital Expenditure and Equipment Agreement;

“Other Improvements” has the meaning specified in Section 5.5.4;

“PAI” has the meaning specified in Section 9.1;

“Patheon Indemnitees” has the meaning specified in Section 14.2;

“PPI” has the meaning specified in Section 5.3;

“Quantity Converted” has the meaning specified in Section 3.11;

“Quantity Dispensed” has the meaning specified in Section 3.11;

“Recall” has the meaning specified in Section 10.1;

“Relypsa Indemnitees” has the meaning specified in Section 14.1;

“Renewal Term” has the meaning specified in Section 17.1;

“[***]” has the meaning specified in Section 3.11(c);

“Rolling Forecast” has the meaning specified in Section 4.2(a);

“[***]” has the meaning specified in Section 5.5.2;

“Set Exchange Rate” has the meaning specified in Section 5.8;

“Supply Term” has the meaning specified in Section 17.1;

“[***]” has the meaning specified in Section 5.5;

“Technical Dispute” has the meaning specified in Section 21.2;

“Term” has the meaning specified in Section 17.1; and

“[***]” has the meaning specified in Section 3.11(b).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.56	In this Agreement unless the context otherwise requires:

1.56.1	headings are for convenience only and shall be ignored in interpreting this Agreement;

1.56.2	unless the contrary intention appears words denoting persons shall include any individual, partnership, company, corporation, joint venture, trust, association, organization or other entity, in each case whether or not having separate legal personality;

1.56.3	the words “include” or “including” are to be construed without limitation to the generality of the preceding words;

1.56.4	references to a statute or regulation include any modification, extension or reenactment of that statute or regulation;

1.56.5	the word “days” shall mean calendar days unless otherwise indicated and the words “business days” shall mean a day other than a Saturday, Sunday or a day that is a statutory holiday in the Province of Ontario, Canada or in California, USA; and

1.56.6	unless otherwise indicated, any reference in this Agreement to a Section, Schedule or Exhibit refers to the specified Section, Schedule, or Exhibit to this Agreement. In this Agreement, the terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement and its Schedules and Exhibits and not to any particular part, Section, Schedule or Exhibit of this Agreement.

1.56.7	This Agreement shall be interpreted and construed within its fair meaning, with no inference drawn against either Party as the drafting Party.

2.	ARTICLE 2. GOOD FAITH; SCOPE; SUPPLY TEAM

2.1	Good Faith Cooperation. Subject to the terms and conditions set forth herein, RELYPSA agrees (a) to cooperate with PATHEON to facilitate PATHEON’s performance of the Services, and to deal honestly and in good faith with PATHEON, and (b) to disclose any material information that RELYPSA reasonably considers to be necessary for PATHEON to perform the Services in a timely fashion, subject to the terms set forth herein. PATHEON agrees (i) to cooperate with and deal honestly and in good faith with RELYPSA, and (ii) to disclose any material information learned by PATHEON while performing the Services that PATHEON reasonably believes to be necessary for RELYPSA to receive the full benefit of such Services.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2	Supply Team. The Parties hereby establish a Supply Team to perform the functions described in or referred to herein. The Supply Team is intended to facilitate decision-making and management of the Parties’ activities under this Agreement, and each Party agrees to use good faith and cooperative efforts to facilitate and assist the efforts of the Supply Team. The Supply Team will (i) oversee and monitor the timely supply of API and Components and the production of Bulk and Finished Product to ensure forecasted Delivery Dates are met; (ii) make recommendations to the Parties with respect to key written performance metrics with respect to the production of Bulk and Finished Product including yields, quality parameters, and timely delivery; (iii) evaluate and, as appropriate, recommend [***] changes and other improvements; (iv) monitor and report each Party’s achievement of performance efficiencies and related metrics; (v) coordinate the activities of the Parties in support of RELYPSA’s NDA submission and the PAI, and ensure the timely exchange of information, documents and other support of these efforts by the Parties, (vi) assist with the handling of complaints, adverse events, recalls, and return processes in accordance with Article 10 and the applicable procedures in the Quality Agreement; and (vii) provide such other related functions as the Parties shall mutually agree from time to time.

2.3	Operations Schedule. The Supply Team shall establish a “Rolling 12-Month Operations Schedule” which shall, in any given 12-month period, correspond to the Firm Orders and Semi-Firm Orders during the Term. The Rolling 12-Month Operations Schedule shall include (i) delivery dates for and quantities of Components and API, (ii) production scheduling, (iii) Release dates for each Batch of Bulk and Finished Product, (iv) Batch sizes, (v) Delivery Dates, and (vi) such other information as the Supply Team deems desirable for managing the production of Bulk and Finished Product. The Rolling 12-Month Operations Schedule shall be used by the Parties in planning and coordination of production and the Parties shall communicate and cooperate in good faith to ensure that such schedule is as accurate and up-to-date as possible.

2.4

Composition of the Supply Team. The Supply Team shall be composed of six (6) members; three (3) members appointed by each Party, but [***]. Within [***] days after the Effective Date, each Party shall notify the other Party of the identity of its initial three (3) representatives to the Supply Team. Subject to the restrictions in Section 3.8, each Party may replace any or all of its Supply Team representatives at any time upon written notice to the other Party; provided, that each Party will use reasonable efforts [***]. Notwithstanding the foregoing, each Party may, at its discretion but subject to the requirements of Article 15 (Confidentiality), have present at meetings of

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the Supply Team such other employees, consultants and other individuals as it may deem necessary to aid it in participating in meetings of the Supply Team. [***] will designate one of its representatives as the [***] Chair of the Supply Team. The Chair shall be responsible for scheduling meetings, preparing and circulating an agenda in advance of each meeting, and preparing and issuing draft minutes within [***] after each meeting. The Supply Team minutes shall not be deemed final unless and until they shall have been approved by the Supply Team. The Chair of the Supply Team shall [***] for a period of [***].

2.5	Meetings; Quorum; Decision Making. The Parties shall endeavor to schedule meetings of the Supply Team at least [***] in advance. In-person meetings shall [***], unless otherwise agreed by the Parties. During the Term of this Agreement, the Supply Team shall endeavor to meet in person at least [***] times per Contract Year and shall, in any event, meet in person twice a Contract Year. Other meetings may be held by audio or video teleconference. A quorum for a meeting of the Supply Team shall require the presence of at least [***] members of each Party in person or by telephone. All decisions made or actions taken by the Supply Team shall be made [***], with the members of one Party [***] and the members of the other Party [***]. Each Party shall establish its own internal rules for determining how its Supply Team members will [***]. The Supply Team shall have no power to amend, waive or overrule the terms of this Agreement, and the Supply Team is not a substitute for the rights of the Parties, including the ability of the Parties to enforce their respective rights under this Agreement.

2.6	Project Manager. Each Party shall designate one member of the Supply Team as that Party’s Project Manager. The Project Managers shall be responsible for the day-to-day oversight of the activities of the Parties under this Agreement. Either Party may change its Project Manager on written notice to the other but shall at all times endeavor to use reasonable efforts to minimize changes to such Party’s designated Project Manager.

3.	SUPPLY OF SERVICES

3.1	Supply of Services.

(a)	Services. During the Term, PATHEON shall provide the Services to RELYPSA, and RELYPSA shall purchase Bulk and/or Finished Product from PATHEON, subject to the terms and conditions of this Agreement. For purposes of clarity, PATHEON may produce Bulk for delivery to Third Parties and/or produce Bulk for production of Finished Product.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)	Components. PATHEON, at its expense, will purchase and test all Components as required by the Quality Agreement and the Specifications. For certainty, the cost of Components and testing of Components shall be [***], except for [***].

(c)	Vendor Qualification; In-House and Material Testing Services. As required by the Quality Agreement and PATHEON’s standard operating procedures, PATHEON shall qualify all vendors of Components, and shall maintain supply and quality agreements with each such vendor. PATHEON shall qualify sufficient numbers of vendors of Components to ensure the timely performance of the Services. For certainty, the costs of qualification of all PATHEON-selected vendors shall be [***]. PATHEON shall promptly provide RELYPSA with the vendor qualification reports for each such vendor. RELYSPSA shall [***] in accordance with Relypsa’s standard operating procedures.

(d)	Subcontractors. PATHEON may subcontract to Affiliates and/or Third Parties any Services that PATHEON is obligated to perform hereunder, provided that (i) RELYPSA must approve in writing any such subcontractors, (ii) PATHEON shall enter into appropriate quality agreements and Services agreements with all such subcontractors that contain confidentiality and intellectual property provisions at least as strict as those contained in this Agreement and that permit RELYPSA to audit each such subcontractor at least once per Contract Year or more often for cause, and (iii) PATHEON shall be and remain primarily responsible and liable for the performance of all subcontractors.

3.2	Other Supplier(s) of Services. RELYPSA intends to have an uninterrupted supply of the Finished Product to treat a chronic condition. In order to manage its supply risk, it is necessary that RELYPSA purchase the services similar to or the same as the Services from other suppliers. However, so long as PATHEON is [***], unless otherwise expressly provided in this Agreement, RELYPSA shall purchase [***] from PATHEON, subject to the [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.3	Safety Stock. If RELYPSA desires that PATHEON keep safety stock of one or more types of Components, PATHEON shall use commercially reasonable efforts to do so[***].

3.4	Stability Testing. PATHEON will conduct stability testing on the Bulk and Finished Product required by cGMP in accordance with the protocols agreed by the Parties in the Quality Agreement [***]. [***]. PATHEON will not make any changes to any stability testing protocols without prior written approval from RELYPSA. In addition, at RELYPSA’s request, PATHEON will perform additional stability testing in accordance with a protocol and [***]. If a confirmed stability test failure occurs, PATHEON will notify RELYPSA within [***], after which PATHEON and RELYPSA will jointly determine the proceedings and methods to be undertaken to investigate the cause of the failure. [***].

3.5	Packaging. PATHEON will package the Bulk to be delivered to Third Parties and the Finished Product as set out in the Specifications. RELYPSA will be responsible for the cost of artwork development. PATHEON will determine and imprint the Batch numbers, and the expiration dates as specified in the Specifications. The Batch numbers and expiration dates will be affixed on the Bulk delivered to Third Parties and Finished Product and on the shipping cartons as outlined in the Specifications and as required by cGMP. RELYPSA may, in its sole discretion, make changes to labels, packaging inserts, product inserts, and other packaging for the Bulk and Finished Product. RELYPSA shall be responsible for submitting all such changes to all applicable Authorities. RELYPSA will be responsible for [***]. PATHEON’s name will not appear on the label or anywhere else on the Finished Product unless: (i) required by any Applicable Laws; or (ii) [***].

3.6

Manufacturing Records. The original Manufacturing Records shall be held in secure storage by PATHEON, provided that, except as otherwise expressly provided herein, all information contained in the Manufacturing Records shall be Relypsa Confidential Information and shall not be used or disclosed by PATHEON other than for the purposes of permitting PATHEON to exercise its rights or fulfill its obligations under this Agreement and, where necessary, for disclosure to the relevant Regulatory Authorities in order to comply with regulatory requirements relating to the Services. At any time during and after the Term, and from time to time, promptly upon its request, RELYPSA shall be entitled to

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

review and receive copies of Manufacturing Records. Upon expiration or termination of this Agreement, PATHEON will deliver all such records (or copies of any retained records) and information to RELYPSA, but it may retain original records to the extent required by Laws in accordance with and subject to the obligations of confidentiality and non-use set forth in this Agreement.

3.7	Personnel. PATHEON shall be responsible for the appropriate training, including training in analytical methods, and oversight and supervision of all PATHEON employees and any subcontractors who perform Services hereunder, and PATHEON shall carry out all Services using staff that are fully qualified and trained and are able to complete the Services in a safe, professional and lawful manner. Upon request, PATHEON shall provide RELYPSA with the curriculum vitae for PATHEON’s Project Manager, Production Manager and heads of Quality Control and Quality Assurance.

3.8	Key Employees. RELYPSA and PATHEON may agree on certain key employees who will perform Services (“Key Employees”). The Supply Team will maintain this list of Key Employees. If PATHEON changes any such Key Employee, PATHEON will, to the extent reasonably feasible, give RELYPSA (i) an advance notice of approximately [***], and (ii) [***].

3.9	Accounting Records. PATHEON shall maintain accurate and complete accounting records, in accordance with generally accepted accounting principles and practices consistently applied. To the extent [***], RELYPSA may appoint an independent international public accounting firm reasonably acceptable to PATHEON to audit such records during PATHEON’s normal working hours subject to providing [***] written notice of such audit to PATHEON. For this purpose, PATHEON shall retain such records for a period of [***] years from the date of payment of each invoice by RELYPSA. If such audit determines that PATHEON has overcharged RELYPSA by [***] percent ([***]%) or more for the period audited, PATHEON will pay the reasonable costs and expenses of such independent auditors, otherwise RELYPSA shall bear all such costs and expenses. PATHEON shall reimburse RELYPSA for any overcharge or RELYPSA shall pay to PATHEON any undercharge determined by the auditors, if any, within [***] days of completion of the audit.

3.10

Person in Plant. PATHEON shall allow [***] RELYPSA personnel or other designees access to the PATHEON Facility during the manufacture of [***] Batches of Bulk and/or Finished Product produced under this Agreement, [***] during the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

manufacturing of Batches of Bulk and/or Finished Product thereafter, at any time [***] and at such other [***] times as may be agreed by the Parties from time to time. PATHEON shall provide a workspace within the PATHEON Facility for such visits. PATHEON shall allow the RELYPSA Project Manager and a [***] RELYPSA personnel or other designees to be present in the PATHEON Facility at other agreed upon times for the purpose of technology transfer, audits, inventory verification or other related purposes. While at the PATHEON Facility, all RELYPSA personnel and designees shall [***].

3.11	API Accountability.

(a) Reporting. PATHEON will give RELYPSA a monthly inventory report of the API held by PATHEON using the inventory report form set out in Schedule E, which will contain the following information for the month:

Quantity Received. The total quantity of API received at the PATHEON Facility during the applicable period that complies with the specifications for such API.

Quantity Dispensed. The total quantity of API dispensed at the PATHEON Facility during the applicable month. The Quantity Dispensed is calculated by [***]. The Quantity Dispensed will only include API received and dispensed [***] and, for certainty, will not include any (i) API that [***], (ii) API contained [***], (iii) API used in testing (if applicable), and (iv) API received or dispensed [***], including without limitation, any [***] during the applicable month.

Quantity Converted. The total amount of API contained in the Bulk (if delivered to Third Parties) and Finished Product manufactured from the Quantity Dispensed and Released and delivered by PATHEON, and not rejected, recalled or returned because of PATHEON’s failure to perform the Services in accordance with Specifications, cGMPs, Laws and/or the warranties in Section 6.1.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Within [***] after the end of each Contract Year, PATHEON will prepare an annual reconciliation of API on the reconciliation report form set forth in Schedule F including the calculation of the “[***]” or “[***]” for each of the Bulk and Finished Product at the Patheon Facility during the Contract Year. [***] is the [***] and is calculated for each of Bulk and Finished Product as follows:

[***]	x	[***]%

After PATHEON has produced [***] successful commercial production Batches of Bulk and Finished Product (“Initial Target Yield [***]”) at the PATHEON Facility, the target yield for each of the Bulk and Finished Product at the PATHEON Facility (“Initial Target Yield”) shall be established based as described above, but shall be not less than [***] percent ([***]%) for Finished Product. Following completion of the first [***] batches (including the first [***] batches), the Initial Target Yield for Finished Product shall be [***] (the “Target Yield”).

(b) [***] Calculation. If the [***] falls below the [***] (the “[***]”) in a Contract Year, then the [***] for the Contract Year (the “[***]”) will be calculated as set forth in Schedule F.

The applicable [***] in a given Contract Year shall be determined based upon the [***] of Batches of Finished Product as follows:

[***] percent ([***]%) if up to [***] Batches are manufactured in the applicable Contract Year;

[***] percent ([***]%) if between [***] and [***] Batches are manufactured in the applicable Contract Year;

[***] percent ([***]%) if between [***] and [***] Batches are manufactured in the applicable Contract Year;

[***] percent ([***]%) if between [***] and [***] Batches are manufactured in the applicable Contract Year; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] percent ([***]%) if greater than [***] Batches are manufactured in the applicable Contract Year.

(c) [***]. If there is [***] in a Contract Year, then PATHEON[***], will [***] and transport such [***] to the Patheon Facility as soon as reasonably practicable after the end of the Contract Year.

The [***] under this Section 3.11(c) (the “[***]”) will be summarized on the reconciliation report form set forth in Schedule F. Upon expiration or termination of this Agreement, any remaining [***] under this Section 3.11 will be delivered to RELYPSA or its designee. The [***], if any, will be disclosed by PATHEON on the reconciliation report form.

(d) [***]. PATHEON’s [***] calculated in accordance with this Section 3.11 in a Contract Year [***].

(e) No Material Breach. The fact that the [***] is less than the Target Yield shall not, in and of itself, constitute a material breach of this Agreement. Notwithstanding the foregoing sentence, in the event that the [***] is less than the Target Yield by [***] percent ([***]%) or more in [***] Contract Years, RELYPSA shall [***] for [***]. Unless otherwise agreed upon in writing, all of the other obligations of the Parties under this Agreement shall remain in full force and effect.

3.12	Quality Control and Assurance.

The Parties shall enter into an appropriate Quality Agreement contemporaneously with this Agreement and shall comply with their respective obligations therein. PATHEON will perform the quality control and quality assurance testing and other activities specified in the Quality Agreement. Release to RELYPSA will be the responsibility of PATHEON. PATHEON will perform its Release responsibilities in accordance with PATHEON’s standard operating procedures and the Quality Agreement. For each Batch, a certificate of analysis and certificate of compliance will be delivered to RELPSA that includes a statement that the Batch of Bulk or Finished Product, as applicable, has been manufactured and tested in

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

accordance with Specifications, the Master Batch Record, PATHEON’s standard operating procedures and cGMP and meets the applicable Specifications. PATHEON will give RELYPSA copies of the Batch records for [***] Batches and complete Batch records for Batches [***] Batch will be provided to RELYPSA upon request. The form and style of Batch documents, including [***] are the exclusive property of PATHEON. The information about API, Bulk and Finished Product contained in those Batch documents and other records is RELYPSA’s exclusive property and RELYPSA Confidential Information.

4.	ARTICLE 4. FORECASTS; BLANKET PURCHASE ORDERS; DELIVERIES

4.1	[***] Non-Binding Forecast. Promptly after the Effective Date and by [***] of each Contract Year after the first Contract Year, RELYPSA will provide PATHEON with a non-binding strategic forecast of RELYPSA’s [***] for Finished Product from [***] in each Contract Year for a period of [***]. Such non-binding forecast shall be for the sole purpose of informing PATHEON of RELYPSA’s [***] over such [***] Contract Year period and shall not constitute an obligation of RELYPSA to purchase any particular quantities of Bulk for delivery to Third Parties or Finished Product from PATHEON.

4.2	Rolling [***] Forecasts.

(a)

Rolling [***] Forecast. On the first day of the Quarter following the date RELYPSA [***], RELYPSA shall provide PATHEON with a written forecast indicating the quantities of Bulk for delivery to Third Parties and Finished Product required for each month commencing with the next Quarter following the date of delivery of the forecast. The written forecast shall cover a period of [***] Quarters, shall stratify the quantities of Finished Product [***], and shall include Delivery Dates and [***] for the Bulk and Finished Product (“Rolling Forecast”). By way of example only, if the first Rolling Forecast is provided to PATHEON on April 1, 2014, the [***] forecast period covered by such Rolling Forecast shall begin on [***] and shall end on [***]. On the first day of each Quarter, RELYPSA shall provide PATHEON with an update of the Rolling Forecast. The [***] period shall be that period which commences on the first day of the next Quarter. By way of example only, when the Rolling Forecast of April 1, 2015 is

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

submitted, the [***] forecast period covered by such forecast shall begin on [***] and shall end on [***]. The [***] of any Rolling Forecast shall be considered a “Firm Order,” against which PATHEON is required to institute production and supply Bulk for delivery to Third Parties and Finished Product, subject to [***], and RELYPSA is required to purchase, as applicable, Bulk for delivery to Third Parties and Finished Product and to give shipping orders. The Delivery Dates may be amended by agreement of the Parties or as set forth in Section 4.2(b). The succeeding [***] Quarters of the Rolling Forecast shall be Semi-Firm Orders (as defined in Section 4.2(c) below). The remaining [***] Quarters of the Rolling Forecast shall not be binding upon RELYPSA; provided, however, that PATHEON shall be obligated to produce at least the quantities of Bulk and Finished Product specified therein if and when such quantities become subject to a Firm Order.

(b)	Confirmation. Within [***] after receiving the initial Rolling Forecast under Section 4.2(a) and each update to such Rolling Forecast, PATHEON shall provide RELYPSA written confirmation of PATHEON’s ability to deliver the quantities forecast, subject to the [***] in accordance with the Delivery Dates, including the Firm Order, and PATHEON shall be bound by the terms of such written confirmation. PATHEON must provide such written confirmation in the absence of good cause shown. If PATHEON is unable to confirm its ability to deliver in accordance with the Rolling Forecast due to good cause, it shall notify RELYPSA within such [***] period specifying the reasons for its inability to confirm the Rolling Forecast, and the Supply Team shall promptly meet to resolve the delivery issues and amend or revise the forecast. If, within [***], the Supply Team is unable to resolve the issues, the issues will be resolved in accordance with the dispute resolution procedures in Section 21.2

(c)	Semi-Firm Orders. The [***] Quarters of a Rolling Forecast shall be considered “Semi-Firm Orders.” In each updated Rolling Forecast, subject to [***], RELPSA may [***] forecast for the [***] Quarter of the then-current Rolling Forecast [***]; however, [***]. PATHEON shall use commercially reasonable efforts to produce Bulk and Finished Product in quantities [***] if and when such quantities become subject to a Firm Order. For quantities in excess [***] (“Excess Quantities”), PATHEON [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***].

(d)	Batch Failures. Bulk and Finished Product shall be produced by PATHEON in compliance with cGMP and shall conform to the Specifications as defined in the Quality Agreement and the warranties in Section 6.1. Internal process specifications will be defined and agreed upon in the Quality Agreement. If a Batch of Bulk or Finished Product is Non-Conforming and is not Released by PATHEON or is Released by PATHEON and rejected by RELYPSA in accordance with Section 8.1, and the joint investigation demonstrates or determines that PATHEON manufactured Bulk or Finished Product in compliance with cGMP, the Quality Agreement, this Agreement and PATHEON’s standard operating procedures for manufacturing and that, [***], the Non-Conformance in the Batch of Bulk or Finished Product, as applicable, is caused by defects in the API not discoverable through examination and testing required by the Quality Agreement and cGMP (a “Nonconformance Exception”), RELYPSA will pay PATHEON the applicable fee for the Batch of Non-Conforming Bulk or Finished Product, as applicable. If any Batch of Bulk or Finished Product is Non-Conforming and is not Released by PATHEON or is rejected by RELYPSA, and such Non-Conforming Batch is not a Nonconformance Exception, PATHEON shall, utilizing RELYPSA’s existing procurement and logistics process, replace the API [***], including [***], used in such Batch and either (i) promptly (subject to receipt of API) replace such Non-Conforming Bulk or Finished Product, as applicable, at PATHEON’s sole expense, including the cost of Components, or (ii), upon mutual agreement of the Parties, refund to RELYPSA or issue a credit note to RELYPSA for the Price. API in a Non-Conforming Batch shall be [***].

(e)	Problems; Delays. PATHEON shall notify RELYPSA by telephone and in writing immediately (i) if PATHEON acquires any information that it will not be able to fill any Firm Orders or Semi-Firm Orders or (ii) of any other production issues or other information of which PATHEON becomes aware that may affect the ability of PATHEON to supply Bulk or Finished Product in accordance with this Agreement and/or any Rolling Forecast.

4.3	Purchase Orders. Each Rolling Forecast shall be accompanied by a RELYPSA purchase order for the Firm Order included in such forecast.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.4	API; API and Components Suppliers.

(a)	Supply of API. RELYPSA shall supply the API to PATHEON [***]. At least [***] before the scheduled date for commencement of Blending Services for a Batch of Bulk, RELYPSA will deliver the API [***] [***] (Incoterms 2010). RELYPSA shall [***], at PATHEON’s request and [***], sufficient quantities of API to enable PATHEON to produce the desired quantities of Bulk for delivery to Third Parties and/or Finished Product. If the API is not available [***] at least [***] before the scheduled production date, PATHEON may delay the shipment of such Bulk and/or Finished Product, as applicable, [***]. But if PATHEON is unable to produce Bulk or Finished Product to meet this new shipment date due to prior Third Party production commitments, PATHEON [***].

(b)	PATHEON Responsibilities. PATHEON shall not, under any circumstances, be liable for failing to supply quantities of Bulk or Finished Product specified in a Firm Order to the extent that such failure results solely from the failure of RELYPSA to supply API in accordance with this Section 4.4. Risk of loss of the API shall transfer to PATHEON when [***], and PATHEON shall reimburse RELYPSA, for any loss to any such API to the extent such loss arises from PATHEON’s [***]. Losses to API under this Section 4.4(b) shall be [***].

(c)	API Information. RELYPSA shall provide PATHEON with all information reasonably requested regarding the API, including [***]. Each shipment of API shall be identified with and/or accompanied by the applicable PATHEON [***].

4.5	API and Additional Material Suppliers. PATHEON and RELYPSA through the Supply Team will reasonably cooperate to ensure the import of the API

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] and delivery to the Patheon Facility. PATHEON will act as the Importer of Record. Notwithstanding, RELYPSA shall [***], except in the event of the [***] PATHEON acting as Importer of Record. The API delivered to the Patheon Facility will be held by PATHEON on behalf of RELYPSA as set forth in this Agreement. [***]. Any API received by PATHEON will only be used by PATHEON to perform the Services. RELYPSA’s API suppliers as of the Effective Date are listed on Schedule D. If RELYPSA asks PATHEON to use API from suppliers [***], [***] will qualify such supplier. PATHEON will provide a proposal in writing to RELYPSA for the work required by cGMP to confirm that API from the additional supplier meets the existing Specifications and is suitable for use in the Bulk or Finished Product. Upon written agreement of the Parties as to such work and the applicable fees, PATHEON will perform the required work.

Section 4.2(d) will apply to all Bulk or Finished Product manufactured using the [***] API because of the [***].

4.6	Advance Ordering. To ensure an orderly supply of the Components, PATHEON may elect to purchase the Components, [***], in sufficient volumes to meet the production requirements for Bulk and Finished Products for [***] any Firm Order. Accordingly, PATHEON may purchase Components to satisfy the requirements for Bulk and Finished Product for [***] Rolling Forecast given by RELYPSA under Section 4.2(a). PATHEON will at all times endeavor to purchase Components with the longest possible shelf life in order to ensure the maximum shelf life for Bulk and Finished Products. PATHEON may make other purchases of Components for longer periods if agreed to in writing by RELYPSA in its sole discretion. Components used in the production of Bulk or Finished Product shall be withdrawn on a first to expire basis from inventory and PATHEON shall use commercially reasonable efforts to use Components purchased under this Agreement in the Services. If Components ordered by PATHEON under Firm Orders or this Section 4.6 are not included in Bulk or Finished Product, as applicable, manufactured for RELYPSA within [***] or if [***], then, to the extent that [***] [***], RELYPSA will [***]. If such Components are subsequently used in Bulk or Finished Product or for services provided to Third Parties, [***], at RELYPSA’s option.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.7	Deliveries.

(a)	Firm Orders. PATHEON shall fulfill each Firm Order submitted pursuant to Section 4.2(a) and 4.2(b) for such quantities of Bulk and/or Finished Product specified in such Firm Order. Subject to Section 4.7(d) below, PATHEON shall promptly fill and ship all Firm Orders for Bulk and/or Finished Product in accordance with RELYPSA’s written instructions and the specified Delivery Dates applicable thereto.

(b)	Shelf Life Management for API and Components. When converting API to Bulk and Bulk to Finished Product, and except as otherwise instructed by RELYPSA, PATHEON shall first use the API and Components lots with the earliest date of manufacture in order to maximize the shelf life of the Bulk and Finished Product.

(c)	Timing of Manufacture and Release. PATHEON shall provide RELYPSA with the Release documentation of each Batch of Bulk and Finished Product as required under this Agreement and the Quality Agreement.

(d)	Storage. All API and Bulk being stored at the Patheon Facility shall be stored by PATHEON in accordance with cGMP in an FDA-approved warehouse and the written instructions provided by RELYPSA. In addition, PATHEON shall store all Bulk and Finished Product under conditions that comply with the applicable Specifications and all requirements in the Quality Agreement. Prior to commercial launch of the Finished Product, RELYPSA and PATHEON will mutually agree to the maximum storage capacity required of PATHEON for purposes of this Section.

Handling of Product. PATHEON shall use all reasonable and diligent care to handle API, Bulk, and Finished Product in a manner intended to minimize any losses thereto. [***] by PATHEON, contingent upon RELYPSA’s [***] such Bulk or Finished Product, as applicable. [***] [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.8	Delivery Terms. PATHEON shall arrange for shipment of Bulk and Finished Product to RELYPSA and/or its respective designee[***], in accordance with RELYPSA’s instructions and by RELYPSA’s designated carrier. [***] shall [***] upon [***]. [***] shall [***] until [***], notwithstanding that such Bulk and Finished Product may have been [***]. RELYPSA shall be responsible for [***] expense of obtaining any necessary [***] permits. PATHEON shall reasonably assist RELYPSA with activities necessary or desirable to transport Bulk or Finished Product to RELYPSA’s designated destinations including [***] permits. The Supply Team shall endeavor to [***]. PATHEON shall instruct the carrier(s) to notify it and RELYPSA of any actual or anticipated delay in delivering by the relevant Delivery Date that [***].

5.	ARTICLE 5. PRICES; PAYMENT

5.1	Product Price. PATHEON agrees to sell and RELYPSA agrees to purchase Bulk and/or Finished Product Released by PATHEON and conforming to the requirements of Section 6.1(a) and all other applicable terms of this Agreement at the Price listed on Schedule B. Bill Back Items are [***]. For clarity, Bill Back Items do not include [***].

5.2

Tiered Pricing. The initial Price in Schedule B for Bulk and Finished Product is set forth by [***] in annual volume tiers for the quantities produced per Contract Year. RELYPSA will be invoiced during the Contract Year for the unit price set forth in the relevant annual volume tier as determined by the Rolling Forecast for the Contract Year for Bulk or Finished Product, as applicable. Within [***] of the end of each Contract Year or the termination of this Agreement, PATHEON will send RELYPSA a reconciliation of the actual volume of Bulk for delivery to Third Parties and/or Finished Product ordered by RELYPSA during the Contract Year with the associated pricing tiers. If RELYPSA has overpaid during the Contract Year, during the Term, PATHEON will, at RELYPSA’s option, either issue a credit to RELYPSA for or refund the amount of the overpayment within [***] of the end of the Contract Year or will issue payment to RELYPSA within [***] of the termination of this Agreement, if applicable. If RELYPSA has underpaid during the Contract Year, PATHEON will issue an invoice to RELYPSA under Section 5.7 for the amount of the underpayment within [***] of the end of the Contract Year or termination of this Agreement, as

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applicable; provided, however, if this Agreement is terminated during a Contract Year for material breach by PATHEON, the volume as of the date of termination shall be [***]. If RELYPSA disagrees with the reconciliation, the Parties will work in good faith to resolve the disagreement amicably. If the Parties are unable to resolve the disagreement within [***], the matter will be resolved under Section 21.2.

5.3

Product Price Adjustments. Subject to Sections 5.4—5.6, the Price on Schedule B shall be effective [***]. Thereafter, the conversion portion of the Price identified on Schedule B may be increased or decreased each [***] by (i) [***], and (ii) [***]. In addition, the Parties will determine whether, in accordance with Schedule L and Section 5.8, any adjustment of the Set Exchange Rate is required. The Price may also be decreased to account for [***] and similar factors. Increases/decreases in the Price pursuant to this Section 5.3 shall become effective as of [***] of each Contract Year; provided, however, that PATHEON shall provide RELYPSA prior written notice of any such proposed change in the Price by [***]. If RELYPSA disagrees with a Price assessment by PATHEON, it will notify PATHEON in writing and the Parties will review the calculations in good faith to agree upon an accurate Price change and will exchange all information relevant to determining such Price. If the Parties are unable to agree upon the calculation under this Section 5.3 within [***] of RELYPSA’s notice to PATHEON, either Party may refer the issue of a change in Price to an independent international accounting firm acting as an expert and not as an arbitrator. The accounting firm shall be selected by mutual agreement of the Parties or, failing their agreement, by the independent auditors for each Party. The Parties shall provide the selected accounting firm with all information and documentation relevant to the determination of Price under this Agreement, and the decision of the accounting firm as to Price shall be final and binding on the Parties. The fees and expenses of the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

selected accounting firm shall be borne by the Parties in equal shares unless the accounting firm determines that the position of one Party was manifestly unreasonable in which event such Party shall solely bear such fees and expenses. The Price as determined in accordance with this Section 5.3 shall be documented in an amendment to Schedule B with retroactive effect to [***] (if necessary) of the applicable Contract Year.

5.4	Extraordinary Increases/Decreases in Component Costs. If, at any time during the Contract Year, including the first Contract Year (as defined in Section 1.16), PATHEON’s cost of Components [***] changes materially (such an increase or decrease, a “Material Change”), then the Price will be adjusted for any affected Bulk or Finished Product. Subject to this Section 5.4, a Material Change will have occurred if: (i) the cost of a Component increases or decreases by [***] percent ([***]%) of the cost for that Component upon which the most recent fee quote from PATHEON’s supplier was based; or (ii) the aggregate cost for all Components required to manufacture Bulk or Finished Product increases or decreases by more than [***] percent ([***]%) of the total Component costs for the Bulk or Finished Product, as applicable, upon which the most recent fee quotes from the Component suppliers were based. If Component costs have been previously adjusted to reflect an increase or decrease in the cost of one or more Components, the adjustments set out in (i) and (ii) above will operate based on the last cost adjustment for such Components.

For a Price adjustment under this Section 5.4, PATHEON will deliver to RELYPSA a revised Schedule B and other documents reasonably sufficient to demonstrate that a Price adjustment is justified due to a Material Change. PATHEON will have no obligation to deliver any supporting documents that are subject to obligations of confidentiality between PATHEON and its suppliers, but will endeavor to document the change in PATHEON’s systems (e.g.: such as a printout from the PATHEON financial system). In the absence of a written objection from RELYPSA, the revised Price will be effective as of the commencement of the first Batch of Bulk or Finished Product in which the Component(s) for which there has been a Material Change are used. If RELYPSA objects to the increase or decrease in the Price in writing, delivered on or after the later of [***] or [***], the dispute resolution procedures in Section 5.3 shall apply. Any change in the Price under this Section 5.4 shall be documented in writing and signed by the Parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.5	[***]. The Parties agree to use their respective reasonable best efforts to implement the [***] described in Schedule I (the “Initial Improvements”) in order to [***] and by the applicable deadlines described below in Sections 5.5.1 and 5.5.2. If Initial Improvements described in Schedule I are developed, completed and validated in accordance with cGMP and [***], then, as of the [***], if any, are obtained for the applicable Initial Improvement, the [***] shall be as set forth in Section 5.5.1 or Section 5.5.2, as applicable, or as otherwise agreed. The Parties acknowledge that the timing of the completion and implementation of the Initial Improvements is [***]. If PATHEON is unable to implement an Initial Improvement by the deadline below due to events outside its reasonable control such as [***], the Parties will negotiate in good faith and agree to amend the deadlines or [***] below. For purposes of clarity, the [***] in Sections 5.5.1 and 5.5.2 shall [***], and PATHEON [***]. The parties recognize that [***].

5.5.1	[***]: By the [***] and not later than [***], the [***] for the [***] shall be [***].

5.5.2	[***]: By the [***] and not later than [***] the [***] for the [***] shall be [***].

5.5.3	PATHEON’s [***] shall be

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[***]:

(a)	If, by [***], the [***], then the [***].

(b)	If, by the [***], the [***] and the [***], then the [***]. If the [***], then the [minimum market share of twenty percent (20%) shall be reduced to zero percent (0%)].

(c)	If, by the [***], [***] the [***], then the [***].

5.5.4	In addition, if any [***] other than those Initial Improvements described in Schedule I, including the installation of equipment (“Other Improvements”), [***], the Parties will [***]. [***]. [***] If both Parties [***]. RELYPSA will fund all development work and to implement the Initial Improvements.

5.6

Multi-Country Packaging/Labeling Requirements. If RELYPSA requests that Patheon perform Services for Bulk or Finished Product for countries outside the Relypsa Territory or countries added to the Relypsa Territory

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

by mutual agreement, then RELYPSA will inform Patheon of the packaging and/or labeling requirements for each new country and Patheon will prepare a quotation for consideration by RELYPSA of any additional costs for Components and the change-over fees for the Bulk or Finished Product destined for each new country. The agreed additional packaging and labeling requirements and related packaging costs and change over fees will be set out in a written amendment to this Agreement.

5.7	Payment Due Dates. RELYPSA shall pay PATHEON the Price for the Bulk for delivery to Third Parties and Finished Product that PATHEON supplies to RELYPSA hereunder within [***] from the date of the corresponding invoice delivered electronically following Release by RELYPSA or its designee, of the Bulk for delivery to Third Parties or Finished Product for its intended use, as applicable, or within the applicable time for Release set forth in the Quality Agreement. PATHEON will also submit to RELYPSA with each shipment of Bulk or Finished Product a duplicate copy of the invoice covering the shipment. Each invoice will identify the RELYPSA purchase order number, Bulk or Finished Product numbers, names and quantities, the unit price, and freight charges, state the total amount to be paid by RELYPSA, and provide such other information as the Parties shall mutually agree. Except as set forth in Section 8.1(a) or otherwise agreed in writing by the Parties, PATHEON shall not invoice RELYPSA for Bulk for delivery to Third Parties or Finished Product until [***] and either (i) [***] or (ii) [***], whichever is earlier. All payments due to PATHEON under this Agreement shall be made in USD by RELYPSA, by wire transfer to an account to be designated in writing by PATHEON from time to time.

5.8

Set Exchange Rate. PATHEON shall invoice RELYPSA and RELYPSA shall pay PATHEON in USD for all amounts due hereunder at an agreed USD/Canadian Dollar exchange rate (the “Set Exchange Rate”), which will initially be USD$[***]/CAD$[***] (the “Initial Set Exchange Rate”). Each Contract Year following the first Contract Year, the Price will be adjusted for currency fluctuations after all other annual Price adjustments under this Section 5 have been made. The adjustment will proportionately reflect the increase or decrease, if any, in the Set Exchange Rate compared to the Set Exchange Rate established for the prior Contract Year or the Initial Set Exchange Rate, as the case may be. An example of the calculation of the Price adjustment (for the PATHEON Facility as of the Effective Date invoiced in USD) is set forth in Schedule L. Fluctuations in the exchange rate will [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] the Set Exchange Rate (the “[***]”) [***]. Outside the [***], both Parties agree to [***]. Data relating to the currency and total annual payments will be reviewed on an annual basis and reconciliations will be made annually as provided in Schedule L. The Set Exchange Rate will be adjusted on the first day of each successive Contract Year if the average annual exchange rate for the completed Contract Year, as determined by reference to the average annual exchange rate as published at [***], is [***] applicable to the previous Contract Year. At any such time, a new Set Exchange Rate will be set equal to the average annual exchange rate in effect at the end of the previously completed Contract Year.

5.9	Payment Disputes. RELYPSA may at any time dispute an invoice in whole or in part by written notice to PATHEON describing the dispute in reasonable detail. The Parties shall promptly and in good faith exchange such information and documents as may assist in resolving the dispute. Any resolution of the dispute shall be recorded in writing and payment by one Party to the other Party, if any, shall be made within [***] of resolution of the dispute. Pending resolution of the dispute, RELYPSA may withhold the disputed portion of the invoice, but shall pay any undisputed amounts if it has not already done so.

5.10	Capital Equipment. The Parties will comply with their respective obligations in the Capital Expenditure and Equipment Agreement as though set forth herein in their entirety.

6.	ARTICLE 6. PATHEON PRODUCT WARRANTIES; SPECIFICATION CHANGES

6.1	Warranties by PATHEON.

(a)	Warranties. PATHEON hereby covenants, represents and warrants that:

(i)	the Services shall be performed by PATHEON in compliance with (i) the requirements of cGMP, the Quality Agreement, this Agreement, the applicable master Batch records and written standard operating procedures agreed upon by the Parties; (ii) all Applicable Laws in the U.S. and Canada and such other countries in the Relypsa Territory as may be agreed to in writing by PATHEON; and (iii) all other applicable requirements of any relevant Regulatory Authority in the U.S. and Canada and such other countries in the Relypsa Territory as may be agreed to in writing by PATHEON;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii)	When [***], the Bulk (including [***]) and Finished Product shall conform to the Specifications;

(iii)	Bulk and Finished Product shall not, [***], be (i) adulterated or misbranded by PATHEON within the meaning of the FD&C Act or comparable Laws applicable in any country in the Relypsa Territory, or (ii) an article that may not be introduced into interstate commerce under the provisions of Sections 404 or 505 of the FD&C Act or comparable Laws applicable in Canada, the European Union, or other country in the Relypsa Territory agreed to by PATHEON in writing;

(iv)	PATHEON has all necessary licenses and registrations required by Canadian and U.S. Laws to perform the Services;

(v)	no Bulk or Finished Product supplied hereunder will be manufactured on the same line as (a) [***] or (ii) [***];

(vi)	Bulk and Finished Product supplied hereunder will be supplied free and clear of any liens, charges or encumbrances of any kind; and

(vii)	PATHEON and its personnel are not, and PATHEON will not in the performance of its obligations under this Agreement use the services of any person or entity debarred or suspended under 21 U.S.C. §335(a) or (b) or any similar Laws in any ICH jurisdiction. PATHEON will not hire, as an officer, contractor or an employee, any person who has been convicted of a felony under the laws of the United States for conduct relating to the regulation of any drug product.

Notwithstanding the foregoing, PATHEON shall not be liable for having breached the warranties set forth in this Section 6.1(a) if the breach is caused by a Nonconformance Exception as defined in Section 4.2(d).

(b)	PATHEON further covenants, represents and warrants to RELYPSA that:

(i)	PATHEON is free to supply the PATHEON Confidential Information to RELYPSA;

(ii)	as of the Effective Date and throughout the Term,

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PATHEON owns or lawfully controls the Patheon Facility, and has sufficient facilities and equipment, as well as a sufficient number of employees with such expertise and experience as is necessary or appropriate to perform the Services in accordance with the terms hereof;

(iii)	all documentation and records provided to RELYPSA by PATHEON relating to the Services shall be complete and accurate in all material respects;

(iv)	PATHEON has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder;

(v)	PATHEON has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of PATHEON, and constitutes a legal, valid, binding obligation, enforceable against PATHEON in accordance with its terms subject to bankruptcy insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

(vi)	PATHEON is in compliance with all requirements of Applicable Laws, except to the extent that any noncompliance would not adversely affect PATHEON’s ability to perform its obligations under this Agreement;

(vii)	PATHEON performs internal cGMP audits to ensure compliance with the requirements of cGMP and the Quality Agreement and agrees to give a written certification of compliance with cGMP to (i) RELYPSA upon RELYPSA’s request, (ii) an independent Third Party appointed by RELYPSA and reasonably acceptable to PATHEON, upon RELYPSA’s request, and/or (iii) Regulatory Authorities upon such Regulatory Authorities’ request. If PATHEON becomes aware that any shipment of Bulk or Finished Product to RELYPSA or its designees does not meet all the requirements of the Specifications and this Agreement, PATHEON will promptly notify RELYPSA;

(viii)	Any PATHEON Intellectual Property used by PATHEON in performing the Services (i) is PATHEON’s or its Affiliate’s property, (ii) as of the Effective Date, to the knowledge of PATHEON, may be lawfully used, and (iii) as of the Effective Date, to the knowledge of PATHEON, use of the PATHEON IP does not infringe or misappropriate any Third Party rights; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ix)	There are no actions or other legal proceedings concerning the infringement of Third Party rights for any use made by PATHEON of the PATHEON IP.

6.2	Changes.

(a)	Specifications Changes. In the event that RELYPSA wishes to change the Specifications, or in the event that RELYPSA is required to change the Specification pursuant to Laws or in response to the order or request of an Authority:

(i)	RELYPSA shall promptly advise PATHEON in writing of any such change(s) to such Specifications, and PATHEON shall promptly advise RELYPSA as to any scheduling and/or Price adjustments which may result from any such change(s), if any. The notification and approval procedure shall be in accordance with Quality Agreement, as well as any additional standard operating procedures (i.e., change control procedures) agreed by RELYPSA and PATHEON in writing from time to time.

(ii)	Prior to implementing change(s) to the Specifications, RELYPSA and PATHEON shall negotiate in good faith in an attempt to reach agreement on (i) the new Price, if any, for Bulk or Finished Product which embodies such change(s) to the Specifications, giving due consideration to the effect of such change(s) on PATHEON’s costs for Bulk and Finished Product as well as any other relevant factors, (ii) the costs, if any, to PATHEON of implementing such changes, and (iii) any other amendments to this Agreement which may be necessitated by such changes (e.g., an adjustment to the lead time for Firm Orders). Implementation of such change(s) to the Specifications shall be as set forth in the Quality Agreement.

(iii)	RELYPSA will reimburse PATHEON for the reasonable and necessary expenses incurred by PATHEON as a result of any such change(s) to the Specifications, including, but not limited to, reimbursing PATHEON for [***].

(iv)	Upon PATHEON’s receipt of a written notice from RELYPSA regarding any change in Specifications, PATHEON shall not commence or continue to manufacture and RELYPSA shall

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

have no obligation to accept or pay for Bulk or Finished Product after receipt of such notice without RELYPSA’s prior written consent in its sole discretion, and RELYPSA shall only be required to accept Bulk and Finished Product that conforms to amended Specifications incorporating such change in Specifications. Any Bulk or Finished Product as to which manufacturing has commenced or is completed by PATHEON prior to receipt of such written request for a change in Specifications and which is Released by PATHEON and otherwise conforms to this Agreement under the prior Specifications shall be paid for by RELYPSA.

(b)	Changes by PATHEON. PATHEON shall not change the Specifications, the master batch record or any standard operating procedures agreed upon by the Parties or test method or procedures for manufacturing Bulk or Finished Product without the prior written approval of RELYPSA. The procedure for deviation and change control approval shall be set forth in the Quality Agreement, as well as any additional standard operating procedures agreed upon by PATHEON and RELYPSA from time to time. PATHEON shall not change any vendor or supplier of any of the Components [***].

(c)	Patheon Facility Changes.

(i)	PATHEON’s performance of Services may not be transferred by PATHEON from the Patheon Facility without the prior written approval of RELYPSA, which approval shall not be unreasonably withheld or delayed; provided that any such transfer from a Patheon Facility to any other facility shall be permitted only if such transfer (A) is approved by all applicable Authorities, (B) does not interfere with or result in a delay in PATHEON’s performance of its obligations hereunder; (C) does not increase the Price or the costs to RELYPSA for API and its transportation and storage; and (D) is subject to RELYPSA’s inspection, successful qualification and other due diligence at any such alternative facility to the extent RELYPSA reasonably requires. The costs to PATHEON and RELYPSA of the foregoing (A) through (D) shall be borne by PATHEON.

(ii)	In the event that RELYPSA requests the addition of a facility to increase Patheon Capacity or for other reasons, the Parties shall negotiate in good faith and endeavor to agree upon and allocate responsibilities and costs of the implementation of Services at such additional facility including (A) any required approval by applicable Authorities, (B) inspection, successful qualification and other due diligence at any such alternative facility to the extent RELYPSA reasonably requires, and (C) necessary amendments to this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.	ARTICLE 7. PACKAGING AND LABELING

7.1	In General. PATHEON shall package and label Bulk that is to be delivered to Third Parties in accordance with the Specifications and any instructions of RELYPSA. PATHEON shall package and label the Finished Product in packets and cartons according to the applicable Specifications and the instructions of RELYPSA. PATHEON shall also provide a product insert and cartons and shall package Finished Product in bulk containers according to the standard operating procedures agreed upon by the Parties from time to time and the Specifications.

7.2	Artwork for Finished Product. RELYPSA shall specify the RELYPSA Trademarks and other artwork that will appear on the Finished Product packets, product insert and carton labels and shall provide, at no cost to PATHEON, the digital artwork for all labels to be used in the labeling of Finished Product for the Relypsa Territory, including the artwork specifying the layout and exact wording for all preprinted components on electronic media, which artwork shall meet the applicable Specifications. RELYPSA shall provide such artwork at least [***] prior to the first Delivery Date applicable to Finished Product hereunder and at least [***] prior to any modification to the artwork for Finished Product. RELYPSA shall pay for any artwork changes in both the new and obsolete labeling. Notwithstanding the foregoing, PATHEON shall use its reasonable efforts to accommodate modifications to such artwork in a shorter time period.

8.	ARTICLE 8. CLAIMS

8.1	Claims.

(a)

Notice of Claims. In the event that any Batch of Bulk or Finished Product is Released by PATHEON and is Non-Conforming, RELYPSA may reject the same after production or after shipment by giving written notice thereof to PATHEON within [***] after delivery of the Batch to RELYPSA or its designee and delivery to RELYPSA of the certificate of analysis, certificate of compliance and the applicable Batch records (or in the case of a latent defect, within [***] after discovery of such latent defect) which notice shall specify the manner in which such Bulk or Finished Product, as the case may be, is Non-Conforming. In addition, if RELYPSA has a reasonable basis for believing that a

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Batch of Bulk or Finished Product Released by PATHEON may be Non-Conforming, RELYPSA may give written notice to PATHEON within the time period set forth in this Section 8.1(a) of RELYPSA’s decision to investigate whether a potentially Non-Conforming Batch should be rejected, along with an explanation of why it believes that the Batch may be Non-Conforming. The Parties shall cooperate in good faith to conduct any such investigation, and shall use commercially reasonable efforts to conclude the investigation within [***] after PATHEON’s receipt of RELYPSA’s investigation notice. If it is determined pursuant to such an investigation that such Batch is Non-Conforming, RELYPSA shall confirm its rejection of such Batch by written notice to PATHEON within [***] after the conclusion of such investigation. If PATHEON disputes written notice of rejection by RELYPSA, it shall provide RELYPSA with written notice of such dispute within [***] of receipt of RELYPSA’s notice of rejection, describing in reasonable detail the basis for disputing RELYPSA’s rejection. Upon receiving notice from RELYPSA that it is investigating a Batch of Bulk or Finished Product hereunder, PATHEON may invoice RELYPSA, as applicable, for such Batch, provided that PATHEON has completed its responsibilities with regard to such investigation, and payment, if any, for such Batch shall not be due until the conclusion of RELYPSA’s investigation. RELYPSA shall under no circumstances be obligated to pay for a Non-Conforming Batch rejected in accordance with this Section 8.1(a) unless such rejection is disputed by PATHEON and the dispute is resolved in favor of PATHEON pursuant to Section 8.1(c). If not rejected in the manner set forth in this Section 8.1(a), Bulk and Finished Product that is Released by PATHEON shall be deemed accepted and conforming. If PATHEON does not dispute RELYPSA’s notice of rejection as provided in this Section 8.1(a), the Batch of Bulk or Finished Project shall be deemed Non-Conforming and rejected.

(b)	No PATHEON Liability. PATHEON shall have no liability with respect to a Non-Conforming Batch of Bulk or Finished Product if the Non-Conformity is caused by a Non-Conformance Exception in accordance with Section 4.2(d).

(c)	Dispute Resolution. In the event that PATHEON disputes RELYPSA’s notice of rejection and RELYPSA and PATHEON cannot agree on the cause of the Non-Conforming Bulk or Finished Product after reasonable efforts to resolve the dispute, the matter shall be referred to an independent laboratory agreed to by the Parties, which shall analyze an appropriate sample of the Bulk or Finished Product from the Batch in dispute. The sample shall be supplied by RELYPSA from the relevant Batch and by PATHEON from any samples retained by it. Both Parties shall be bound by the result of such analysis by the independent laboratory, acting as an expert not as an arbitrator, and the costs of such independent analysis shall be borne by the Party whom the laboratory’s analysis finds against.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d)	PATHEON Liability; Replacement of Product. Subject to Section 8.1(b) and (c), if a Batch of Bulk or Finished Product Released by PATHEON is Non-Conforming, PATHEON shall, utilizing RELYPSA’s existing procurement and logistics process, replace (including [***]) the API included in such Non-Conforming Bulk or Finished Product and thus rendered unusable and shall (i) promptly replace such Non-Conforming Bulk or Finished Product [***] or (ii) upon mutual agreement of the Parties, refund or issue a credit note for the Price. The remedy provided in this Section 8.1(d) shall also apply to any Batch of Bulk or Finished Product that is [***]. For purposes of clarity, the remedy provided in this Section 8.1(d) is not exclusive. PATHEON’s liability to replace API under this Section 8.1 shall be [***]. Losses to API under this Section 8 shall be [***].

(e)	Disposition of Nonconforming Product. In any case where RELYPSA expects to make a claim against PATHEON with respect to Non-Conforming Bulk or Finished Product (as applicable) that has been shipped to RELYPSA or its designee, RELYPSA shall [***]. Upon written request by RELYPSA, PATHEON agrees promptly to give RELYPSA [***]. PATHEON acknowledges that any Non-Conforming Bulk or Finished Product returned to PATHEON shall be destroyed by it in accordance with all Applicable Laws, and shall not be used in any manner or removed from the Patheon Facility. All costs associated with the shipment of Non-Conforming Bulk or Finished Product to the Patheon Facility and the disposition of such Bulk or Finished Product shall be borne solely by PATHEON if such Bulk or Finished Product is properly rejected by RELYPSA in accordance with this Section 8.1.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(f)	No Waiver. The failure of RELYPSA to make a claim for Bulk or Finished Product under this Article 8 shall not waive, nullify or terminate any breach by PATHEON of the warranties set for in Section 6 nor shall it relieve PATHEON of its obligation to indemnify RELYPSA under Section 14.2 below.

9.	ARTICLE 9. MANUFACTURING AUDITS; REGULATORY MATTERS

9.1	Manufacturing Audits. PATHEON shall permit RELYPSA to conduct pre-approval inspections (“PAI”) and pre-PAI audits, compliance inspections and manufacturing audits of the Patheon Facility as set forth in the Quality Agreement. RELYPSA may conduct additional pre-PAI audits, cGMP-type audits, request additional audit days, or the participation of additional auditors in addition to the inspection rights provided in the Quality Agreement, subject to [***]. The right of access set forth in this Section 9.1 will [***].

9.2	Complaints. RELYPSA shall maintain complaint files in accordance with cGMP for the Relypsa Territory. Additional procedures for complaint reporting and responses are set forth in the Quality Agreement.

9.3	Regulatory Correspondence.

(a)	Notification to Other Parties of Regulatory Correspondence. Each Party shall promptly (and in any event, within [***] of the date of receipt of notice) notify the other Party in writing of, and shall provide the other Party with copies of, any correspondence and other documentation received or prepared by such Party in connection with any of the following events: (1) receipt of a regulatory letter, warning letter, or similar item, from the FDA, EMA or any other Regulatory Authority directed to the manufacture, packaging, and/or storage of Bulk or Finished Product or in connection with any general cGMP inspection applicable to any Patheon Facility associated with PATHEON’s Services; (2) any Recall of any Batch of Finished Product from any market in the Relypsa Territory; and (3) any comments from any Regulatory Authority relating to the Services requiring a response or action by a Party.

(b)

Regulatory Correspondence Requiring a Response. In the event that any Party receives any regulatory letter or comments from any Regulatory Authority directed to the manufacture of Bulk or Finished Product requiring a response or action by such Party, the other Party (as applicable) promptly will provide the Party who received such notice with any data or information required by such

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Party in preparing any response relating to the manufacture of Bulk or Finished Product, and will cooperate fully with such Party in preparing such response. The Party responding to such notice shall provide the other Party with a copy of each such response for such other Party’s review and comment prior to submission of the response. The Party submitting the response shall give all due consideration to any comments of the other Party on each such proposed response.

9.4	Inspections; Non-Compliance; Failure to Manufacture.

(a)	Inspections. PATHEON will inform RELYPSA in writing within [***] of receipt of any notice of inspection or other communication from a Regulatory Authority and within [***] of any Regulatory Authority request for Bulk and/or Finished Product samples, Batch documentation, or other information related to Bulk or Finished Product, and shall supply RELYPSA with copies of any correspondence or portions of correspondence which relate to Bulk and/or Finished Product, as well as any other documents related thereto reasonably requested by RELYPSA. RELYPSA may send representatives to the Patheon Facility and may participate in any portion of such inspection directed to Bulk or Finished Product (and [***]).

(b)	Non-Compliance; Failure to Manufacture. If any Regulatory Authority shall determine, as a result of an inspection described in Section 9.4(a) or the PAI, that PATHEON is not in compliance with Applicable Laws, PATHEON shall at its sole expense use all reasonable efforts to cure such non-compliance as soon as practicable and in any event as required by the Regulatory Authority. If PATHEON is unable to manufacture Bulk and/or Finished Product for a particular period because of the action of a Regulatory Authority, the provisions of Section 18.4 shall apply, provided that PATHEON’s inability to manufacture Bulk and/or Finished Product for the reasons set forth in this Section 9.4 shall not be deemed a Force Majeure Event unless caused by such an event.

9.5	Regulatory Contacts. PATHEON shall notify RELYPSA in a timely manner of any meetings or substantive discussions with the FDA, EMA or any other Regulatory Authority that directly relate to the Services performed by PATHEON, and RELYPSA shall have the right but not the obligation to have at least one representative participate in such meetings or discussions referred to above.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.6	RELYPSA Assistance. RELYPSA shall supply PATHEON with information, technical assistance and associated services as are reasonably necessary to enable PATHEON to perform the Services in accordance with the terms of this Agreement and typically provided by a drug sponsor in connection with commercial manufacturing.

9.7	PATHEON Assistance. PATHEON shall work cooperatively with RELYPSA to support RELYPSA with its drug master file and NDA submission(s) and approval activities for Finished Product, including preparation for and hosting of the PAI. Such approval activities agreed upon by the Parties as of the Effective Date, with associated allocations of responsibility and timelines (“Approval Activities”) are listed on Schedule M. The Parties agree to complete, to the extent feasible, all Approval Activities, including those activities related to the NDA filing, by the deadline(s) set forth in Schedule M. In addition, PATHEON shall provide copies of all documentation and other data and information requested by RELYSA in connection with RELYPSA’s preparation and filing of its drug master file and NDA for the Finished Product and the FDA’s review thereof.

9.8	Complaints. PATHEON agrees that, in response to any complaint or in the defense by RELYPSA of any litigation, hearing, regulatory proceeding or investigation relating to Services performed by PATHEON, PATHEON shall make available to RELYPSA [***], such PATHEON employees and records reasonably necessary and at such times as may be necessary or desirable to permit the effective response to, defense of, or investigation of such matters.

9.9	Records. PATHEON will keep Manufacturing Records and other records of the manufacture, testing, and shipping of Bulk and Finished Products, and retain samples of the Bulk and Finished Products as are necessary to comply with manufacturing regulatory requirements applicable to PATHEON and RELYPSA, as well as to assist with resolving Bulk and Finished Product complaints and other similar investigations. Copies of the records and samples will be retained as in the Quality Agreement or longer if required by Laws, at which time RELYPSA will be contacted concerning the delivery and destruction of the documents and/or samples of Bulk or Finished Products.

9.10

Reports. PATHEON will supply [***] all Bulk and Finished Product data in its control, including Release test results, complaint test results, and all investigations (in manufacturing, testing, and storage), that RELYPSA reasonably requires in order to complete any filing under any applicable regulatory regime, including any Annual Report that RELYPSA is required to file with the FDA or other Regulatory Authority including information required by EC Directive 2003/94/EC and ICH Q7 for the trend analysis for all process parameters and test results

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

for Bulk and Finished Product. At RELYPSA’s request, PATHEON will provide a copy of the template for its Annual Product Review Report to RELYPSA at no additional cost. Any additional report requested by RELYPSA beyond the scope of this Agreement, the Quality Agreement, cGMPs, or customary Regulatory Authority requirements will be [***].

9.11	Regulatory Filings.

(a)	Regulatory Authority. RELYPSA will have the sole responsibility for filing all documents with all Regulatory Authorities and taking any other actions that may be required for the receipt and/or maintenance of Regulatory Authority approval for the commercial manufacture of Finished Products. PATHEON will assist RELYPSA, to the extent consistent with PATHEON’s obligations under this Agreement, to obtain Regulatory Authority approval for the commercial manufacture of all Finished Products as quickly as reasonably possible.

(b)	Verification of Data. Prior to filing any documents with any Regulatory Authority, [***], that incorporate data generated by PATHEON, RELYPSA will give PATHEON a copy of the portion of such documents incorporating this data to give PATHEON the opportunity to verify accuracy as it relates to PATHEON generated data. PATHEON requires [***] to perform this review but the Parties may agree to a shorter time for the review as needed.

(c)	Deficiencies. If, acting reasonably, PATHEON determines that any of the data generated by PATHEON that is included in regulatory filings under clause (b) above is inaccurate or incomplete (the “Deficiencies”), PATHEON will notify RELYPSA in writing of the Deficiencies within the [***] review period. The notice will describe the Deficiencies in detail and propose corrections to make the data reported accurate and/or complete. The Parties will work together to resolve the Deficiencies within [***] after RELYSPA’s receipt of PATHEON’s notice or such shorter period as is reasonably possible. If the Parties are unable to resolve the Deficiencies with in such period, the issues will be referred to RELYPSA’s EVP Pharmaceutical Operations and the Head of Pharmaceutical Operations for PATHEON for resolution as soon as reasonably possible. If (i) RELYPSA does not timely give PATHEON the documents requested under clause (b) above or (ii) Deficiencies are not resolved in accordance with this Section and are sufficiently serious that PATHEON reasonable believes that its standing with a Regulatory Authority would likely be jeopardized as a result of the unresolved Deficiencies, PATHEON may, [***] [***] in the case of (i) above and [***] in the case of (ii) above.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d)	RELYPSA Responsibility. For clarity, the parties agree that in reviewing the documents provided to PATHEON as referred to in clause (b) above, PATHEON’s role will be limited [***]. PATHEON will not assume any other responsibility for the accuracy of any application for receipt of an approval by a Regulatory Authority.

10.	ARTICLE 10. RECALLS AND MARKET WITHDRAWALS

10.1	Recalls and Market Withdrawals. PATHEON and RELYPSA will each maintain records necessary to permit a Recall of any Finished Products delivered to RELYPSA or its designee or customers of RELYPSA. Each Party will promptly notify the other by telephone (to be confirmed in writing) of any information which might affect the marketability, safety or effectiveness of the Finished Products or which might result in the Recall, or seizure of the Finished Products; provided, however, that RELYPSA [***]. Upon receiving this notice, each Party will stop making any further shipments of any Finished Products in its possession or control until a decision has been made by RELYPSA whether a Recall or some other corrective action is necessary. The decision to initiate a Recall or to take some other corrective action and the scope of such Recall or other corrective action, if any, will be made and implemented by RELYPSA. “Recall” means any action (i) by RELYPSA to recover title to or possession of quantities of the Finished Products sold or shipped to Third Parties (including the voluntary withdrawal of Finished Products from the market); or (ii) by any Authority to detain, destroy, recall, withdraw or require correction of any of the Finished Products. Recall will also include any action by either Party to refrain from selling or shipping quantities of the Finished Products to Third Parties which would have been subject to a Recall if sold or shipped.

10.2	Cooperation. If (i) any Authority issues a directive, order or, following the issuance of a safety warning or alert about a Finished Product, a written request that any Finished Product be Recalled, (ii) a court of competent jurisdiction orders a Recall, or (iii) RELYPSA determines that any Finished Product should be Recalled or that a “Dear Doctor” letter is required relating the restrictions on the use of any Finished Product, PATHEON will co-operate as reasonably required by RELYPSA having regard to all Applicable Laws. RELYPSA will have the responsibility for handling customer returns of the Finished Products. PATHEON will give RELYPSA any assistance that RELYPSA may reasonably require to handle the returns.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.3	Costs. To the extent that a Recall or return results from or arises out of a [***] of the Recall or return. In addition, PATHEON will use its commercially reasonable efforts[***] to replace Affected Bulk or Finished Products with equivalent quantities of new Bulk or Finished Products (including, [***], replacing the API necessary to replace the Affected Bulk or Finished Products) as soon as reasonably practicable. API replacement shall include the [***]. In the alternative, upon RELYSA’s request or if PATHEON is unable to replace the Recalled or returned Affected Bulk or Finished Products then PATHEON will [***] for the Affected Bulk or Finished Products and replace the API [***] (and subject to the [***]) as provided above. For purposes of this Section 10.3, “Affected Bulk or Finished Products” means Bulk or Finished Products subject to the Recall or return (i) for which RELYPSA provides or is obligated to provide [***] or (i) that is unsold and returned, destroyed or otherwise disposed of by or on behalf of RELYPSA including Bulk or Finished Product that is work in process or otherwise not Released by PATHEON. Notwithstanding anything to the contrary in this Agreement, PATHEON shall not be required to replace any portion of a Batch of Recalled Bulk or Finished Product or be liable for API in such portion to the extent such portion of the Batch of Recalled Finished Product is not Affected Bulk or Finished Products. API in Affected Bulk or Finished Product shall be [***].

10.4	Disposition of Defective or Recalled Products. RELYPSA will not dispose of any damaged, defective, returned, or Recalled Finished Products for which it intends to assert a claim against PATHEON without PATHEON’s prior written authorization to do so. Alternatively, PATHEON may instruct RELYPSA to return the Finished Products to PATHEON [***]. [***] for any damaged, defective, returned or Recalled Products [***]. In all other circumstances, [***].

10.5

Healthcare Provider or Patient Questions and Complaints. RELYPSA will have the sole responsibility for responding to questions and complaints from its customers. Questions or complaints received by PATHEON from

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

RELYPSA’s customers, healthcare providers or patients will be promptly referred to RELYPSA. PATHEON will co-operate as reasonably required to allow RELYPSA to determine the cause of and resolve any questions and complaints. This assistance will include follow-up investigations, including testing. In addition, PATHEON will give RELYPSA all information that will enable RELYPSA to respond properly to questions or complaints about the Finished Products as set forth in the Quality Agreement. Unless it is determined that the cause of the complaint resulted from [***], all [***].

10.6	Active Materials. PATHEON’s [***], including API in Released, Non-Conforming or Recalled Bulk or Finished Products, will [***].

10.7	Maximum Liability. Except for claims arising under Article 12 (Use of Data; Intellectual Property; and Future Activities), Article 14 (Indemnification), Article 15 (Confidentiality), Section 10.3 (Costs), or Patheon’s gross negligence or more culpable misconduct, PATHEON’s maximum liability under this Agreement in a Contract Year for any reason whatsoever resulting from any and all breaches of its representations, warranties, or any other obligations under this Agreement will not exceed: [***] percent ([***]%) of revenues to Patheon in the applicable Contract Year plus, in the event that PATHEON is [***] a Recall or return pursuant to Section 10.3, a maximum amount of $[***]. For purposes of calculating PATHEON’s maximum liability under this Section 10.7, the cost of [***] in a Contract Year shall be the [***] set forth on [***]. The limitation on aggregate liability in this Section 10.7 shall be determined based upon the Contract Year in which the claim is made.

11.	ARTICLE 11. RELYPSA TRADEMARKS

11.1	License to RELYPSA Trademarks. RELYPSA hereby grants to PATHEON a limited right and non-exclusive, royalty-free license in the Relypsa Territory to use the Relypsa Trademarks and artwork for the sole purpose of enabling PATHEON to perform the Services. The benefit of such license to the Relypsa Trademarks and artwork shall be personal to PATHEON, and, subject to Article 20, PATHEON shall not assign such license nor grant or purport to grant any sublicense in respect of the Relypsa Trademarks or artwork.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.2	Use of Trademarks. PATHEON shall use the Relypsa Trademarks and artwork only in the manner directed in writing by RELYPSA and shall not use any such RELYPSA Trademark or artwork in connection with any goods or products other than the Bulk and Finished Product. RELYPSA shall be entitled to inspect any use of the Relypsa Trademarks or artwork by PATHEON to confirm PATHEON’s compliance with this Section 11.2.

11.3	Notice of Infringement. PATHEON shall give RELYPSA prompt notice of any infringement or threatened infringement of any of the RELYPSA Trademarks or artwork of which PATHEON becomes aware. RELYPSA shall thereafter determine in its sole discretion what action, if any, to take in response to the infringement or threatened infringement of the Relypsa Trademarks or artwork. If RELYPSA chooses to take enforcement action in response to the infringement or threatened infringement of the Relypsa Trademarks or artwork, PATHEON shall reasonably cooperate in such enforcement at its sole expense.

12.	ARTICLE 12. USE OF DATA; INTELLECTUAL PROPERTY; AND FUTURE ACTIVITIES

12.1	Use of Data Resulting from Services. In consideration of the amounts paid hereunder, PATHEON shall deliver to RELYPSA in accordance with the terms hereof all relevant information including Manufacturing Records that is obtained by PATHEON in the course of performing the Services and supplying the Bulk and Finished Product, and that is reasonably requested by RELYPSA. RELYPSA shall have the right to use all such transferred information for any purpose without further obligation to PATHEON, with the exception only of Patheon Confidential Information (which shall be subject to Article 15).

12.2	Ownership of Intellectual Property. PATHEON acknowledges that RELYPSA owns: (1) all Relypsa Intellectual Property and (2) all Relypsa Confidential Information. PATHEON hereby assigns and agrees to assign to RELYPSA all right, title and interest in and to Relypsa Intellectual Property and Relypsa Confidential Information. PATHEON shall execute such documents, including documents of ownership and assignment, and shall reasonably cooperate with RELYPSA, at RELYPSA’s expense, in the prosecution, maintenance, enforcement and defense of any Relypsa Intellectual Property or Relypsa Confidential Information. PATHEON shall not incorporate any Patheon Intellectual Property into API, Bulk or Finished Product without the advance written consent of RELYPSA in its sole discretion.

12.3	Future Activities. The Parties understand that RELYPSA may elect to pursue [***]. If RELYPSA makes such an election, the Parties shall negotiate in good faith an addendum to this Agreement to cover any necessary changes in this Agreement as a direct result of such changes, as applicable, including any changes in the Prices as a result of such changes.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.4	Limited License. RELYPSA hereby grants to PATHEON a limited right and non-exclusive, royalty-free license in the Relypsa Territory to use the Relypsa Intellectual Property for the sole purpose of enabling PATHEON to perform the Services. The benefit of such license to the Relypsa Intellectual Property shall be personal to PATHEON, and, subject to Article 20, PATHEON shall not assign such license nor grant or purport to grant any sublicense in respect of the Relypsa Intellectual Property.

13.	ARTICLE 13. RELYPSA REPRESENTATIONS AND WARRANTIES

13.1	RELYPSA. RELYPSA hereby represents and warrants to PATHEON that:

(a)	RELYPSA is free to supply the Relypsa Confidential Information to PATHEON;

(b)	RELYPSA has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder;

(c)	RELYPSA has taken all necessary corporate action to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of RELYPSA, and constitutes a legal, valid, binding obligation, enforceable against RELYPSA in accordance with its terms subject to bankruptcy insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity; and

(d)	RELYPSA has the necessary rights in the Relypsa Trademarks and artwork to enable RELYPSA to license such trademarks to PATHEON as provided in Section 11.1.

(e)	The Specifications for the API, Bulk and Finished Product are RELYPSA’s property and RELYPSA, to its actual knowledge, may lawfully disclose the Specifications to PATHEON;

(f)	Any Relypsa Intellectual Property used by PATHEON in performing the Services (i) is RELYPSA’s or its Affiliate’s property, (ii) as of the Effective Date, to the actual knowledge of RELYPSA, may be lawfully used as directed by RELYPSA, and (iii) as of the Effective Date, to the actual knowledge of RELYPSA, does not infringe the any Third Party rights;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(g)	As of the Effective Date, there are no actions or other legal proceedings concerning the infringement of Third Party rights by the Specifications for the API, Bulk or Finished Product, the API or the sale, use or other disposition of any Bulk or Finished Product made in accordance with the Specifications;

(h)	On the date of shipment, the API will conform to the specifications for the API that RELYPSA has given to PATHEON and that the API will be adequately contained, packaged, and labeled and will conform to the affirmations of fact on the container.

14.	ARTICLE 14. INDEMNIFICATION

14.1	Indemnification by PATHEON. PATHEON shall indemnify, defend and hold RELYPSA, its Affiliates, and their respective directors, officers, employees, contractors and agents (the “Relypsa Indemnitees”) harmless from and against all Third Party losses, damages, liabilities, settlements, penalties, fines, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Liabilities”), to the extent such Liabilities arise out of or result from (i) any breach by PATHEON of its obligations under this Agreement; (ii) violation of any Applicable Laws by any Patheon Indemnitee or any person under the control of PATHEON, (iii) any breach by PATHEON of the warranties contained in Sections 6.1(a) and (b); (iv) any negligent or more culpable act or omission of any Patheon Indemnitee or any person under the control of PATHEON; or (v) any claim of infringement or misappropriation of intellectual property rights related to PATHEON Confidential Information or PATHEON Intellectual Property.

14.2	Indemnification by RELYPSA. RELYPSA shall indemnify, defend and hold PATHEON, its Affiliates, and their respective directors, officers, employees, contractors and agents (the “Patheon Indemnitees”) harmless from and against all Liabilities to the extent such Liabilities arise out of or result from (i) any breach by RELYPSA of its obligations under this Agreement; (ii) violation of any Applicable Laws by any Relypsa Indemnitee or any person under the control of RELYPSA, (iii) any breach by RELYPSA of the warranties contained in Sections 13.1; (iv) any negligent or more culpable act or omission of any Relypsa Indemnitee or any person under the control of RELYSPA; (v) any claim of infringement or misappropriation of intellectual property rights related to RELYPSA Confidential Information or Relypsa Intellectual Property or (vi) any Liabilities that may arise from use of the Finished Product in the Relypsa Territory provided such Liabilities do not arise from or relate to: a) any breach by PATHEON of its obligations under this Agreement; b) any breach by PATHEON of the warranties contained in Section 6.1.(a) or (b); (c) violation of any Applicable Laws by any Patheon Indemnitee or any person under the control of PATHEON; or c) any negligent or more culpable act or omission of any PATHEON Indemnitee or any person under the control of PATHEON.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.3	Indemnification Procedures.

(a)	Identification of Indemnitor and Indemnitee. An “Indemnitor” means PATHEON with respect to Section 14.1, and RELYPSA with respect to Section 14.2. An “Indemnitee” means any RELYPSA Indemnitee with respect to Section 14.1, and any PATHEON Indemnitee with respect to Section 14.2.

(b)	Indemnification Procedures. An Indemnitee which intends to claim indemnification under Section 14.1 or 14.2 shall promptly notify the Indemnitor in writing of any claim, lawsuit or other action (a “Claim”) in respect of which the Indemnitee intends to claim such indemnification. The Indemnitee shall permit the Indemnitor, at its discretion, to settle any such Claim and agrees to the complete control of the defense or settlement of such Claim by the Indemnitor; provided, however, that any such settlement does not admit liability on the part of the Indemnitee, adversely affect the Indemnitee’s rights hereunder or impose any obligations on the Indemnitee in addition to those set forth herein in order for it to exercise such rights. No such Claim shall be settled without the prior written consent of the Indemnitor and the Indemnitor shall not be responsible for any legal fees or other costs incurred other than as provided herein. The Indemnitee shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any claim, lawsuit or other action covered by this indemnification. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense.

14.4	Survival of Indemnification Obligations. The provisions of this Article 14 shall survive [***].

14.5	Consequential Damages. Except for [***], under no circumstances whatsoever will either Party be liable to the other in contract, tort, negligence, breach of statutory duty, or otherwise for (i) any (direct or indirect) loss of profits, of business, or goodwill or (ii) for any other liability, damage, costs, or expense of any kind incurred by the other Party of an indirect or consequential nature, regardless of any notice of the possibility of these damages.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.	ARTICLE 15. CONFIDENTIALITY

15.1	Confidentiality Obligations.

(a)	PATHEON Confidentiality Obligations. PATHEON shall not disclose RELYPSA Confidential Information to any Third Party other than

(i)	PATHEON’s and its Affiliates’ employees, consultants, agents or contractors who are bound by similar obligations of confidentiality and nonuse and who have a need to know such information in the performance of the obligations of PATHEON under this Agreement; or

(ii)	to the extent that PATHEON is required to disclose the same to the FDA, EMA, or any other Regulatory Authority, subject to PATHEON giving RELYPSA notice of any such requirement and the nature and extent of RELYPSA Confidential Information required to be disclosed by it, and reasonably cooperating with RELYPSA should RELYPSA seek a protective order or other relief limiting or conditioning such disclosure.

(b)	RELYPSA Confidentiality Obligations. RELYPSA shall not disclose PATHEON Confidential Information to any Third Party other than

(i)	RELYPSA’s and its Affiliates’ employees, consultants, agents or contractors who are bound by similar obligations of confidentiality and nonuse and who have a need to know such information in connection with this Agreement;

(ii)	to the extent that RELYPSA is required to disclose the same to the FDA, EMA or any other Regulatory Authority, subject to RELYPSA giving PATHEON notice of any such requirement and the nature and extent of PATHEON Confidential Information required to be disclosed by it; or

(iii)	Regulatory Authorities, in connection with any regulatory filing or authorization for Finished Product.

15.2	Terms of Agreement. Subject to Section 15.4, and except for any disclosure as is deemed necessary, in the reasonable judgment of the responsible Party, to comply with applicable Laws with respect to regulatory (including without limitation securities) reporting or disclosure obligations, neither Party shall, without the prior written consent of the other Party, disclose in any manner to any Third Party the terms and conditions of this Agreement; provided, however, that RELYPSA may disclose the terms of this Agreement to actual or prospective investors and prospective or actual collaboration partners.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.3	Exclusions. The obligations of confidentiality and nonuse applicable to RELYPSA Confidential Information and PATHEON Confidential Information shall not apply to any part of the RELYPSA Confidential Information or the PATHEON Confidential Information which the recipient establishes by competent evidence:

(a)	at the time of disclosure, is known publicly or thereafter becomes known publicly through no fault of the recipient, its Affiliates or its or their respective employees, contractors or agents;

(b)	becomes available to the recipient from a Third Party which is not legally prohibited from disclosing such information;

(c)	was developed by the recipient independently of information obtained from the disclosing Party as shown by written evidence;

(d)	was already known to the recipient before receipt from the disclosing Party, as shown by its prior written records; or

(e)	is released with the prior written consent of the disclosing Party.

15.4	Notification of Mandatory Disclosure.

(a)	Notification and Consultation. In the event that either Party is required by Applicable Laws or by judicial or administrative process to disclose any part of the other Party’s Confidential Information, the recipient shall (1) promptly notify the disclosing Party of each such requirement and identify the documents so required thereby so that the disclosing Party may seek an appropriate protective order or other remedy and/or waive compliance by the recipient with the provisions of this Agreement and (2) consult with the disclosing Party on the advisability of taking legally available steps to resist or narrow the scope of such requirement.

(b)	Limited Disclosure. If, in the absence of such a protective order or such a waiver by the disclosing Party of the provisions of this Agreement, the recipient is nonetheless required by mandatory Applicable Laws or judicial or administrative process to disclose any part of the other Party’s Confidential Information, the recipient may disclose such Confidential Information without liability under this Agreement, except that the recipient shall furnish only the minimum Confidential Information which is legally required. Except to the limited extent of such disclosure, all of the provisions of this Article 15 shall continue to apply to any Confidential Information so disclosed.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.5	No Licenses; Maintenance of Confidentiality; Nonuse Obligations.

(a)	No Licenses. Except as expressly provided in Sections 11.1 or 12.4, no right or license, either express or implied, under any patent, Intellectual Property or other proprietary right is granted hereunder by virtue of the disclosure to PATHEON of RELYPSA Confidential Information, or the disclosure to RELYPSA of PATHEON Confidential Information hereunder.

(b)	Maintenance of Confidentiality. Each Party shall use reasonable and customary precautions to safeguard the other Party’s Confidential Information, but not less than reasonable care.

(c)	Nonuse Obligations. RELYPSA Confidential Information shall not be used by PATHEON except for purposes of this Agreement, without first obtaining RELYPSA’s prior written consent. PATHEON Confidential Information shall not be used by RELYPSA except as set forth in this Agreement, without first obtaining PATHEON’s prior written consent to such use.

15.6	Survival of Confidentiality Obligations. The provisions of this Article 15 shall survive the expiration or termination of this Agreement for a period of [***].

16.	ARTICLE 16. PRESS RELEASES; USE OF NAMES

16.1	Press Releases. No Party shall publish or issue any press release, publicity or other form of public written disclosure related to this Agreement unless the other Party has indicated its consent to the form of the release in writing, which consent will not be unreasonably withheld, except to the extent required for a Party to fulfill its applicable regulatory reporting or disclosure obligations, in which case the provisions of Sections 15.2 and 15.4 shall apply.

16.2	Use of Names. Neither Party shall make use of the name or trademarks of the other Party or any of the other Party’s Affiliates, or their respective officers, directors or employees, in any advertising or promotional material, or otherwise, without the prior written consent of the person named.

17.	ARTICLE 17. TERM; TERMINATION

17.1	Term; Renewal. This Agreement shall commence upon the Effective Date and shall continue thereafter unless and until terminated under the provisions of Section 17.2 for five (5) years (the “Supply Term”); provided, however, that this Agreement shall renew for an additional two (2) year term (the “Renewal Term”) unless a Party provides the other Party with written notice of termination at least twelve (12) months prior to the end of the Supply Term (the Supply Term and the Renewal Term collectively, the “Term”).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17.2	Termination. This Agreement may be terminated as follows:

(a)	By RELYPSA on Notice. This Agreement may be terminated by RELYPSA:

(i)	on not less than sixty (60) days written notice if any Regulatory Authority takes any action, or raises any objection, that prevents RELYPSA from importing, exporting, purchasing or selling API or Finished Product; provided, however, that in the alternative, RELYPSA may [***] of Services under Firm Orders and Semi Firm Orders then in effect for a [***] and on or before the lapse of such period notify PATHEON either that Services may recommence or that it is terminating this Agreement;

(ii)	on not less than sixty (60) days written notice if RELYPSA (A) cannot feasibly obtain or (B) does not obtain FDA approval for commercial sale of the Finished Product by [***] and RELYPSA provides written notice of termination within ninety (90) days of RELYPSA’s determination under (A) or [***]; provided, however, that in the alternative, RELYPSA may [***] of Services with respect Firm Orders and Semi Firm Orders then in effect and [***] the Rolling Forecasts for a [***] and on or before the lapse of such period notify PATHEON either that Services and Rolling Forecasts will recommence or that it is terminating this Agreement; or

(iii)	on not less than sixty (60) days written notice if PATHEON has not passed the PAI prior to [***] unless PATHEON’s failure to pass the PAI is solely attributable to the acts or omissions of RELYSPA; provided, however, that, in the alternative, RELYPSA may, on written notice to PATHEON, elect to [***] for the remainder of the Term, and to [***] Services with respect to Firm Orders and Semi Firm Orders then in effect, and [***] the Rolling Forecasts until PATHEON has passed the PAI.

(b)	Material Breach.

(i)

PATHEON Material Breach. This Agreement may be terminated in its entirety by RELYPSA in the event of a material breach by PATHEON upon not less than sixty (60) days written notice to PATHEON specifying in reasonable detail the nature of such breach unless such breach is cured during such sixty (60) day period or such longer period as may reasonably be requested by PATHEON (not exceeding

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

a total remedy period of 120 days) if PATHEON delivers a certificate stating that such material breach is not reasonably capable of being cured within the initial sixty (60) days and PATHEON is working diligently to cure such breach; provided, however, that in the alternative, RELYPSA may elect, on written notice to PATHEON, elect to terminate its commitment in Section 3.2 for the remainder of the Term, and to suspend Services with respect to Firm Orders and Semi Firm Orders then in effect and suspend the Rolling Forecasts until PATHEON has fully cured such material breach.

(ii)	RELYPSA Material Breach. This Agreement may be terminated in its entirety by PATHEON in the event of a material breach by RELYPSA upon sixty (60) days written notice to RELYPSA specifying in reasonable detail the nature of such breach in the event that such breach is not cured during such sixty (60) day period or such longer period (not exceeding a total remedy period of 120 days) as may reasonably be requested by RELYPSA if RELYPSA delivers a certificate that such material breach is not reasonably capable of being cured within such initial sixty (60) day period and that RELYPSA is working diligently to cure such breach.

(c)	Mutual Agreement. This Agreement may be terminated in its entirety at any time upon mutual written agreement by the Parties.

(d)	Withdrawal of Product by RELYPSA. This Agreement may be terminated by RELYPSA upon not less than sixty (60) days’ prior written notice to PATHEON if RELYPSA elects to discontinue development of the Finished Product or ceases exploitation of the Finished Product for any reason whatsoever.

(e)	Withdrawal of Product by Regulatory Authority. This Agreement may be terminated by RELYPSA upon written notice to PATHEON in the event the Finished Product is withdrawn by the Regulatory Authorities in the Relypsa Territory.

(f)

Failure to Supply. This Agreement may be terminated in its entirety by RELYPSA for material breach by PATHEON upon not less than sixty (60) days’ prior written notice to PATHEON if in any [***] during the Term, PATHEON shall have delivered in [***] by the scheduled Delivery Date less than [***] percent ([***]%) of Bulk or Finished Product or both (which Bulk or Finished Product is accepted by RELYPSA pursuant to Article 8) that PATHEON is

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

required to deliver in those months pursuant to a Firm Order, unless such failure to supply shall have been the result of a Force Majeure Event or the result of a material breach by RELYPSA of its obligations that directly resulted in PATHEON’s failure to supply as provided in this Section 17.2 (f).

(g)	Force Majeure. This Agreement may be terminated in its entirety by RELYPSA upon not less than thirty (30) days’ prior written notice under the circumstances set forth in Section 18.4.

(h)	Judicial Action. This Agreement may be terminated by RELYPSA upon not less than sixty (60) days’ prior written notice to PATHEON if any Third Party takes any action, including, but not limited to, the enforcement of a patent, the result of which is to prevent (i.e., the grant of a preliminary or permanent injunction) or materially inhibit (i) PATHEON’s ability to supply the Bulk and/or Finished Product, (ii) RELYPSA from purchasing the Bulk and/or Finished Product from PATHEON, and/or (iii) RELYPSA or its designee from using, distributing, offering for sale, or selling Finished Product in the Relypsa Territory.

(i)	Insolvency or Bankruptcy. Either Party at its sole option may immediately terminate this Agreement upon written notice, but without prior advance notice, to the other Party if: (i) the other Party is declared insolvent or bankrupt by a court of competent jurisdiction; (ii) a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by the other Party or an involuntary petition is filed against the other Party in any court of competent jurisdiction and not dismissed within 60 days of such filing; or (iii) this Agreement or a Product Agreement is assigned by the other Party for the benefit of creditors.

17.3	Consequences of Termination.

(a)	Payment of Amounts Due; Cumulative Remedies. Except as expressly stated otherwise herein, expiration or termination of this Agreement for any reason shall not exempt either Party from paying to the other Party any amounts due to such Party and outstanding at the date of such expiration or termination. Remedies hereunder are cumulative, and nothing in this Agreement shall prevent either Party, in the case of a breach, from seeking to enforce any or all of its rights hereunder.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)	Purchase of Bulk and Finished Product.

Except in the event of termination by RELYPSA under Sections 17.2 (a)(i) through (iii); 17.2(b)(i) or 17.2(e) through 17.2(i), upon expiration or termination of this Agreement for any reason, PATHEON shall manufacture, package, label and ship, as applicable and RELYPSA shall purchase in accordance with the provisions hereof, any and all amounts of Bulk and Finished Product (as applicable) ordered pursuant to a Firm Orders issued prior to the date on which notice of such termination is given, or prior to the expiration date, as applicable.

(i)	In addition, upon termination of this Agreement by PATHEON pursuant to 17.2(b)(ii) or termination by RELYPSA pursuant to Section 17.2(a)(i) and (ii) or 17.2(c) or (d), RELYPSA shall be liable to purchase or pay for (1) any PATHEON work-in-progress hereunder, (2) any non-cancellable obligations reasonably entered into by PATHEON in connection with the Services and Firm Orders, and (3) any Components purchased by PATHEON for the performance of Services hereunder as authorized under this Agreement, including safety stock, which Components cannot reasonably be used by PATHEON for any other customer. Notwithstanding the foregoing, in no event shall RELYPSA be responsible for any of the foregoing amounts in the event of termination under Sections 17.2(a)(iii) or 17.2(b)(i), 17.2(f) or under 17.2(e) if such recall or withdrawal is the result of PATHEON’S breach of its warranties as set forth in Sections 6.1(a) or PATHEON’s negligent or more culpable act or omission.

(ii)	Upon any termination (however caused) of this Agreement PATHEON shall promptly deliver to RELYPSA or as RELYPSA may direct such quantities of API as may be in its possession at RELYPSA’s cost unless such termination is pursuant to Sections 17.2(a)(iii) or 17.2(b)(i), 17.2(e)-(f) or if recall or withdrawal under 17.2(g) is the result of PATHEON’S breach of its warranties as set forth in Sections 6.1(a) or PATHEON’s negligent or willful act or omission.in which case PATHEON will deliver such API to RELYPSA at PATHEON’s cost.

(c)	Firm Orders. Upon termination of this Agreement by RELYPSA pursuant to Section 17.2(a)(i)—(iii), 17.2(b)(i), 17.2(f)—(i), or under Section 17.2(e) if due to PATHEON’S breach of its warranties as set forth in Sections 6.1(a) or PATHEON’s negligent or more culpable act or omission, RELYPSA may cancel in whole or in part, any Firm Orders previously submitted and shall have no obligation to pay for any such cancelled Firm Orders. Upon termination of this Agreement in its entirety by PATHEON pursuant to Section 17.2(b)(ii) or 17.2(i), PATHEON may, in its discretion, cancel or otherwise elect not to satisfy any Firm Orders previously received and shall have no obligation to supply Finished Product pursuant to any such cancelled Firm Orders.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d)	Transitional Manufacturing Obligations. In the event of termination of this Agreement by either Party, other than termination by PATHEON pursuant to Sections 17.2(b)(ii), (d), (e), (g), (h) or (i), PATHEON shall at RELYPSA’s written request continue to provide Services to RELYPSA for [***]; provided, however, (1) unless otherwise agreed upon, PATHEON shall [***]; (2) RELYPSA shall be [***], regardless of the reason for termination of this Agreement; (3) RELYPSA shall [***]; and (4) PATHEON shall be [***] during the transition period. In the event of termination of this Agreement under Sections 17.2(b)(i), 17.2(f), or 17.2(e) if due to PATHEON’S breach of its warranties as set forth in Sections 6.1(a) or PATHEON’s negligent or more culpable act or omission PATHEON shall, upon RELYPSA’s written request, provide to RELYPSA such assistance as RELYPSA may reasonably require in locating an alternative manufacturer and effecting transfer of the Services provided by PATHEON hereunder to such alternative manufacturer.

(e)	Return of RELYPSA Confidential Information. Upon RELYPSA’s written request, PATHEON shall promptly return all RELYPSA Confidential Information to RELYPSA, except for a single copy and/or sample for purposes of documenting compliance with this Agreement only.

(f)	Return of PATHEON Confidential Information. Upon PATHEON’s written request, RELYPSA shall promptly return all PATHEON Confidential Information to PATHEON, except for a single copy and/or sample to be retained by RELYPSA for purposes of documenting compliance with this Agreement only.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(g)	Accrued Obligations. Except as set forth herein, any termination or expiration of this Agreement shall not relieve either Party of any obligation which has accrued prior to the effective date of such termination or expiration, which obligations shall remain in full force and effect for the period provided therein or, if no period is provided therein, then such obligations shall remain in full force and effect until the lapse of the applicable period of the statute of limitations which shall be deemed to commence on the date of termination or expiration.

(h)	Remedies; Survival. Termination of this Agreement in accordance with and fulfillment of all obligations set forth in this Article 17 shall not affect any other rights or remedies that may be available to a Party in law or equity. The provisions of Articles 1, 10, 12, 14, 15, 16, 19 and 21 and Sections 3.4, 3.6, 3.9, 3.11, 5.8, 5.9, 8.1, 9.3, 9.4, 9.5, 9.8, 9.9, 9.10. 17.3, 22.1, 22.3, 22.4, and 22.8 shall survive the expiration or earlier termination of this Agreement for the periods stated in such Articles and Sections or, if not period is stated, indefinitely.

18.	ARTICLE 18. FORCE MAJEURE

18.1	Effects of Force Majeure. Neither Party shall be in breach of this Agreement if there is any failure of performance under this Agreement (except for payment of any amounts due hereunder) occasioned by any act of God, accident, fire, act of government or state, war, riot, civil commotion, sabotage, insurrection, embargo, compliance with governmental requests, laws, rules, regulations, orders or actions, national defense requirements, or any other reason beyond the reasonable control and without the fault or negligence of the Party affected thereby (a “Force Majeure Event”). Such excuse shall continue as long as the Force Majeure Event continues. Subject to Section 17.2(g), upon cessation of such Force Majeure Event, the affected Party shall promptly resume performance hereunder.

18.2	Notice of Force Majeure. Each Party agrees to give the other Party prompt written notice of the occurrence of any Force Majeure Event, the nature thereof, and the extent to which the affected Party will be unable fully to perform its obligations hereunder. Each Party further agrees to use reasonable efforts to correct the Force Majeure Event as quickly as possible and to give the other Party prompt written notice when it is again fully able to perform such obligations.

18.3

Allocation of Capacity. If, as a result of a Force Majeure Event, PATHEON at any time is unable fully to supply outstanding Firm Orders for Bulk and Finished Product, as the case may be, PATHEON shall use reasonable efforts to equitably allocate its available resources and production capacity among RELYPSA and PATHEON’s proprietary products or other customers, as the case may be, taking into consideration the respective requirements of each during a reasonable time period prior to the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

allocation, as well as such requirements during the allocation period. At RELYPSA’s option, RELYPSA may transfer the Manufacture of Bulk and Finished Product to another Manufacture during any Force Majeure Event and all Firm Orders and Semi-Firm Orders for Bulk and Finished Product for such period, as designated by RELYPSA, shall be deemed canceled by mutual agreement.

18.4	Termination. If, as a result of a Force Majeure Event, PATHEON is unable fully to perform or it is reasonably anticipated that PATHEON will be unable fully to perform its obligations hereunder for any consecutive period of ninety (90) days, RELYPSA shall have the right to terminate this Agreement in its entirety, upon providing written notice thereof to PATHEON, such termination to be effective thirty (30) days from the effective date of such notice.

19.	ARTICLE 19. INSURANCE.

19.1	PATHEON Insurance Coverage Required. During the Term and for an additional [***] thereafter as may be necessary to cover claims associated with Bulk for delivery to Third Parties and Finished Product supplied by PATHEON], PATHEON shall obtain, pay for, and keep in full force and effect insurance coverage as follows: PATHEON, at its sole expense, shall secure and maintain in force commercial general liability insurance with one or more reputable insurance carriers with combined bodily injury, property damage, and personal injury liability limits coverage of not less than [***] Dollars ($[***]) per occurrence with [***] Dollars ($[***]) general and products/completed operations annual aggregate limits. Coverage shall be provided for, but not limited to, premises-operations, independent contractors, products/completed operations, blanket contractual liability, broad form property damage, personal and advertising injury and cross liability (or severability of interests clause).

19.2	RELYPSA Insurance Required. Commencing with [***] and thereafter as may be necessary to cover claims associated with Finished Product supplied for the Relypsa Territory by PATHEON, RELYPSA shall obtain, pay for, and keep in full force and effect commercial general liability insurance with one or more reputable insurance carriers (including coverage for product liability and personal injury damages) in an amount not less than [***] Dollars ($[***]) per occurrence and [***] Dollars ($[***]) annual aggregate. RELYPSA shall also carry and maintain in force at all times relevant hereto such other insurance as is required by Applicable Laws for the conduct of its business hereunder.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19.3	Additional Insurance Requirements.

The following additional requirements shall apply.

(a)	Deductibles. Each Party shall be permitted to maintain reasonable deductibles or self-insured retentions. Each Party shall upon the other Party’s request provide notice to the other Party of such Party’s deductibles or self-insured retentions. Each Party shall remain responsible for all payments in connection with deductibles or self-insured retention levels, and neither the other Party, nor the other Party’s insurance, shall be called upon to pay or contribute to any of such Party’s deductible or self-insured retention payments.

(b)	Cancellation. Each Party shall provide at least [***] prior written notice (except [***] prior notice for non-payment of premium) to the other Party of any cancellation, material alteration or nonrenewal of such Party’s insurance.

(c)	Certificates. Each Party shall deliver to the other Party certificates evidencing the existence and continuation of the insurance policies required hereunder from time to time upon the other Party’s request.

(d)	Exhaustion. Each Party shall notify the other Party in writing in the event that its aggregate annual coverage is reduced below [***] Dollars ($[***]) by payment of claims and expenses in any given policy year.

20.	ARTICLE 20. ASSIGNMENT. This Agreement shall be binding upon the successors and assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of its successors and assigns. PATHEON may not assign this Agreement or any of its associated rights or obligations without the written consent of RELYPSA, this consent not to be unreasonably withheld. RELYPSA may assign this Agreement or any of its associated rights or obligations without approval from PATHEON. But RELYPSA will give PATHEON prior written notice of any assignment, and any assignee will covenant in writing with PATHEON to be bound by the terms of this Agreement. Despite the foregoing provisions of this Article 20, either Party may assign this Agreement to a successor to or purchaser of all or substantially all of its business, but the assignee must execute an agreement with the non-assigning party whereby it agrees to be bound hereunder.

21.	ARTICLE 21. DISPUTE RESOLUTION

21.1	Exclusions.

Section 21.2 below shall not apply to any disputes arising under Article 12 (Intellectual Property), Article 14 (Indemnification) or Article 15 (Confidentiality), a Technical Dispute (as defined below) or to Sections 5.3 or 8.1(c) except in the event of a breach by a Party of either of such Sections.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

21.2	Dispute Resolution.

The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the term of this Agreement which relates to a Party’s rights and/or obligations hereunder. In the event of the occurrence of such a dispute, either Party may, by written notice to the other Party, have such dispute referred to their respective officers designated below, or their successors, for attempted resolution by good faith negotiations within [***] after such notice is received. Such designated officers are as follows:

For RELYPSA – [***]

For PATHEON – [***]

In the event the designated officers are not able to resolve such dispute within such [***] period, or such other period of time as the Parties may mutually agree in writing, then the parties shall submit any and all disputes to binding arbitration. Except as otherwise expressly provided herein, the Parties hereby agree to resolve any dispute or controversies they now have or may ever have in connection with or arising from this Agreement by binding arbitration conducted in [***] before a panel of three (3) arbitrators. Said arbitration shall be in accordance with the then Commercial rules and procedures of the American Arbitration Association. The decision of the arbitrators shall be in writing and shall include the arbitrators’ reasoning. The decision or award by the arbitrators shall be final, conclusive and binding upon each of the Parties and enforceable in a court of law of proper jurisdiction or application may be made to any such court for a judicial acceptance or the aware and an order of enforcement as appropriate. Any award may be recognized and enforced in accordance with the United National Convention on the Recognition and Enforcement of Foreign Arbital Awards. Any and all costs of arbitration (including but not limited to attorney fees) shall be paid by the non-prevailing Party.

If a dispute arises between the parties that is exclusively related to technical aspects of the manufacturing, packaging, labeling, quality control testing, handling, storage, or other technical activities under this Agreement (a “Technical Dispute”), the Parties will make all reasonable efforts to resolve the dispute by amicable negotiations. In that regard, senior representatives of each party will, as soon as possible and in any event no later than [***] after a written request from

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

either party to the other, meet in good faith to resolve any Technical Dispute. If, despite this meeting, the parties are unable to resolve a Technical Dispute within a reasonable time, and in any event within [***] of the written request, the Technical Dispute will, at the request of either party, be referred for determination to an expert in accordance with Schedule J. If the parties cannot agree that a dispute is a Technical Dispute, the preceding paragraph will prevail. For greater certainty, the parties agree that the Release of Bulk or the Release of the Finished Products for sale or distribution under the applicable marketing approval for the Finished Product will not by itself indicate compliance by PATHEON with its obligations under this Agreement and further that nothing in this Agreement (including Schedule J) will remove or limit the authority of the relevant qualified person (as specified by the Quality Agreement) to determine whether the Finished Products are to be Released for sale or distribution.

22.	ARTICLE 22. MISCELLANEOUS

22.1	Notices. Other than notices within the jurisdiction of the Supply Team, which shall be given to those individuals, any notice required or permitted to be given hereunder by a Party shall be in writing and shall be (a) delivered personally, (b) sent by registered mail, return receipt requested, postage prepaid, (c) sent by a nationally-recognized courier service guaranteeing next-day or second day delivery, charges prepaid, or (d) delivered by facsimile (with the original promptly sent by any of the foregoing manners), to the addresses or facsimile numbers of the other Party set forth below, or at such other addresses as may from time to time be furnished by similar notice by any Party. The effective date of any notice hereunder shall be the date of receipt by the receiving Party.

If to PATHEON:

Patheon Inc.

2100 Syntex Court

Mississauga, Ontario, Canada L5N 7K9

Attention: Director of Legal Services (Canada)

Fax No.: [***]

Email address: [***]

With a copy to:

Patheon Inc.

4721 Emperor Boulevard

Research Triangle Park,

NC 27703

Attention: General Counsel

Fax No.: [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Email address: [***]

If to RELYPSA:	Relypsa, Inc.
700 Saginaw Drive
Redwood City, CA 94063
Attention: Ronald Krasnow, General Counsel

Fax No.: [***]

Email address: [***]

22.2	Severability. Each Party hereby expressly agrees that it has no intention to violate any applicable public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries; that if any word, sentence, paragraph, clause or combination thereof in this Agreement is found by a court or executive body with judicial powers having jurisdiction over this Agreement or any Party hereto, in a final unappealed order, to be in violation of any such provisions in any country or community or association of countries, such words, sentences, paragraphs, clauses or combination shall be inoperative in such country or community or association of countries and the remainder of this Agreement shall remain binding upon the Parties, so long as enforcement of the remainder does not violate the Parties’ overall intentions in this transaction.

22.3	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflicts of laws principles.

22.4	Portability. The parties intend that the Services shall be fully portable by RELYPSA. At any time during the Term and for a period of [***] thereafter, PATHEON shall, upon request by RELYPSA, provide Manufacturing Records, support and assistance, including technical assistance, as is reasonably necessary for the effective transfer of the Services to RELYPSA or to another manufacturer(s) nominated by RELYPSA. Except in the event of termination of this Agreement by RELYPSA pursuant to Sections 17.2(a)(iii), 17.2(b)(i), (f), (g), (h) or (i), RELYPSA shall bear the reasonable costs of any technical assistance provided pursuant to this Section. Nothing in this Agreement shall obligate PATHEON to permit access to the Patheon Facility by any Patheon Competitor.

22.5	Independent Contractors. Each of the Parties is an independent contractor and nothing herein contained shall be deemed to constitute the relationship of partners, joint venturers, nor of principal and agent between the Parties. Neither Party shall hold itself out to Third Parties as purporting to act on behalf of, or serving as the agent of, the other Party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

22.6	Waiver. No waiver of any term, provision or condition of this Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement.

22.7	Counterparts. This Agreement and any amendment hereto may be executed in counterparts, each of which shall for all purposes be deemed to be an original and both of which shall constitute the same instrument.

22.8	Third Party Beneficiary. For greater certainty, nothing in this Agreement will confer or be construed as conferring on any Third Party or any Affiliate of a Party any benefit or the right to enforce any express or implied term of this Agreement.

22.9	Entirety; Amendments. This Agreement (including any attachments and schedules attached hereto and referenced herein), the Capital Expenditure and Equipment Agreement, and the Quality Agreement constitute the full understanding of the Parties and a complete and exclusive statement of the terms of their agreement with respect to the rights and obligations of the Parties and are and shall be construed as a single, unitary transaction. No terms, conditions, understandings or agreements purporting to modify, vary, or supplement the terms of this Agreement shall be binding unless hereafter made in writing and signed by each of the Parties. No modification to this Agreement, the Quality Agreement or the Capital Equipment Agreement shall be effected by the acknowledgment or acceptance of any purchase order or shipping instruction forms or similar documents containing terms or conditions at variance with or in addition to those set forth herein. In the event of a conflict between this Agreement any attachments and schedules thereto, the Capital Expenditure and Equipment Agreement and/or the Quality Agreement, the order of precedence shall be as follows: the Quality Agreement with respect to Quality matters (except with respect to a Party’s obligation to pay fees for any Quality-related services), this Agreement, any attachments and schedules to this Agreement, and then the Capital Expenditure and Equipment Agreement. As of the Effective Date, any the Confidentiality Agreement made between the Parties on related to this Agreement is hereby terminated and superseded by this Agreement, except for any surviving obligations under such agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date.

PATHEON INC.

By:	/s/ Dean Wilson
Name:	Dean Wilson
Title:	Vice President & Controller

RELYPSA, INC.

By:	/s/ John A. Orwin
Name:	John A. Orwin
Title:	President & CEO

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE A

Product List

RLY5016 for Oral Suspension

[***]

Specifications

As set forth in the Quality Agreement

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE B

MINIMUM ORDER QUANTITY, ANNUAL VOLUME, AND PRICE

Commercial pricing for RLY5016 for Oral Suspension, [***], per powder filled packets, encompassing the following activities:

[***]

1. Product Features and Assumptions

[***]

Pricing

1. Annual Volume Forecasts

Based on the Relypsa forecast, Patheon is providing pricing based on the following volume tiers.

Tier	Annual Volume (Packets)
[***]	[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Pricing Table

Manufacturing and Packaging Prices

Relypsa will use the [***] packaging line [***]. To be captured in the Capital Agreement.

[***]

Tier	Annual Quantity [***]	Batch Size (kg)	Minimum Ordering Quantity [***]	Batches Per Campaign	Price per Carton (USD) [***]
					Material Price	Conversion Price	Full Service Price	Price per Packet	Full Service Price [***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

Tier	Annual Quantity [***]	Batch Size (kg)	Minimum Ordering Quantity [***]	Batches Per Campaign	Price per Carton (USD) [***]
					Material Price	Conversion Price	Full Service Price	Price per Packet	Full Service Price [***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

Tier	Annual Quantity [***]	Batch Size (kg)	Minimum Ordering Quantity [***]	Batches Per Campaign	Price per Carton (USD) [***]
					Material Price	Conversion Price	Full Service Price	Price per Packet	Full Service Price [***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

Tier	Annual Quantity [***]	Batch Size (kg)	Minimum Ordering Quantity [***]	Batches Per Campaign	Price per Carton (USD) [***]
					Material Price	Conversion Price	Full Service Price	Price per Packet	Full Service Price [***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3. Costs Included in Unit Price Proposal

[***]

4. Costs Not Included in Unit Price Proposal

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

Key Technical Assumptions

Below are listed the main assumptions that were utilized by Patheon for quoting this product. Should any of the assumptions change, then the prices will be revised accordingly.

1. Manufacturing Assumptions

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Packaging Assumptions

[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

3. Testing Assumptions

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE C

Stability [***]

Long Term Stability

Long term stability [***] is provided in the table below. [***] Long Term stability [***].

[***]	[***]		[***]		[***]		[***]
[***]		[***]		[***]		[***]		[***]
[***]		[***]		[***]				[***]
Cost [***]	$	[***]	$	[***]	$	[***]	$	[***]
[***]
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE D

ACTIVE MATERIALS

Active Materials	Supplier
RLY5016S	DSM Fine Chemicals
RLY5016S	Saltigo

ACTIVE MATERIALS [***]

For purposes of [***], the API value will be calculated as follows:.

PRODUCT	ACTIVE MATERIALS	ACTIVE MATERIALS [***]
RLY5016 powder for oral suspension Bulk Finished Product in packets of: [***]	RLY5016S	[	***]

[***]

PATHEON’s [***] set forth below:

PRODUCT	[***]
RLY5016 for oral suspension	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE E

MONTHLY ACTIVE MATERIALS INVENTORY REPORT

TO:	RELYPSA, INC.

FROM:	PATHEON INC.

RE:	Active Materials quarterly inventory report under Section 3.11 of the Supply Agreement dated [•] (the “Agreement”)

Reporting month:

Active Materials on handat beginning of month:	kg	(A)

Active Materials on handat end of month:	kg	(B)

Quantity Received during month:	kg	(C)

Quantity Dispensed[1] during month:	kg

(A + C – B)

Quantity Converted during month:	kg

(total Active Materials in Bulk or Finished Products produced and Released and not rejected, recalled or returned)

Capitalized terms used in this report have the meanings given to the terms in the Agreement.

PATHEON INC.	DATE:

Per:
Name:
Title:

1	Excludes any (i) Active Materials that [***], (ii) Active Materials contained [***], (iii) Active Materials used in testing (if applicable), and (iv) Active Materials received or consumed [***], including, without limitation, any [***] during the quarter.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE F

[***]

TO: RELYPSA, INC.

FROM: PATHEON INC.

RE: [***]

Contract Year ending:

[***]:

[***]:	[***]	(A)

[***]:	[***]	(B)

[***]:	[***]	(C)

[***][1][***]:	[***]	(D)
[***]

[***]:	[***]	(E)
[***]

[***]:	[***]	(F)

[***]:	[***]	(G)

[***]:	[***]	(H)
[***]

[***]:	[***]	(I)

[***]

[***]: [***]

[1]	Excludes any (i) Active Materials that [***], (ii) Active Materials contained [***], (iii) Active Materials used in testing (if applicable), and (iv) Active Materials received or consumed [***], including, without limitation, any [***] during the Year.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Based on the foregoing calculation, [***] in accordance with Section 3.11.

Capitalized terms used in this report have the meanings given to the terms in the Agreement.

DATE:

PATHEON INC.
Per:
Name:
Title:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE G

QUALITY AGREEMENT

QUALITY AGREEMENT

Clinical Trial Material

Between

RELYPSA, INC.

a corporation existing under the laws of ●

(hereinafter referred to as the “Client”)

-and-

PATHEON INC.,

a corporation existing under the laws of Canada,

Specific sites covered by this Agreement:

111 Consumers Drive

Whitby, Ontario L1N 5Z5

(hereinafter referred to as “Patheon”)

21April2011

Version: QG01-05-T002-01

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01	age2of16

SECTION 1: PREMISES AND AGREEMENT

PREMISES. Under a Pharmaceutical Development Services Agreement 07 March 2011 between Patheon and the Client (the “Development Agreement”), Patheon agreed to provide certain Pharmaceutical Development, clinical packaging and/or distribution services in respect of certain clinical Products (as described in Appendix A hereto) and the Client is required to give certain information to Patheon in order for Patheon to perform the services (the “Specifications”). Under the Development Services Agreement, Patheon is required to operate within the Specifications.

The parties desire to outline the responsibility for procedures and Specifications impacting on the identity, strength, quality and purity of the CTM.

Capitalized terms not otherwise defined herein shall have the meaning specified in the Development Agreement

In the event of any conflict between the terms of this Quality Agreement and the Development Agreement, the Development Agreement shall take precedence except with respect to any specific quality issue.

AGREEMENT. NOW THEREFORE in consideration of the premises and rights conferred and the obligations assumed under the Development Agreement and herein, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), and intending to be legally bound, the parties agree as follows:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01	age2of16

SECTION 2: RESPONSIBILITIES TABLE

Patheon will be responsible for all the operations that are marked with “X” in the column titled “Patheon” and the Client will be responsible for all the operations that are marked with “X” in the column titled “Client”. If marked with “(X)”, cooperation is required from the designated party.

Section No.	Subject / Terms	Client	Patheon
4.1 Quality Management
4.1.1	GMP, Health and Safety Compliance	[***]	[***]
4.1.2	Client Audit Rights	[***]	[***]
4.1.3	Subcontracting	[***]	[***]
4.1.4	Self-Inspection	[***]	[***]
4.2 Regulatory Requirements
4.2.1	Permits	[***]	[***]
4.2.2	Regulatory Filing / Registration Change Control	[***]	[***]
4.2.3	Regulatory Compliance	[***]	[***]
4.2.4	Government Agency Inspections, Communications and Requisitions	[***]	[***]
4.3 Material Control
4.3.1	Test Methods and Specifications	[***]	[***]
4.3.2	Material Destruction	[***]	[***]
4.3.3	Vendor Audit Responsibility	[***]	[***]
4.3.4	Client Furnished Materials	[***]	[***]
4.3.5	In-coming Material Testing	[***]	[***]
4.4 Building, Facilities, Utilities and Equipment
4.4.1	General	[***]	[***]
4.4.2	Equipment, Calibration and Preventative Maintenance	[***]	[***]
4.4.3	Environmental Monitoring Program	[***]	[***]
4.5 Product Controls
4.5.1	Master Batch Record	[***]	[***]
4.5.2	Personnel Training	[***]	[***]
4.6 Packaging, Labelling and Printed Materials
4.6.1	Master Batch Packaging Records	[***]	[***]
4.6.2	Printed Material and Artwork	[***]	[***]
4.6.3	Test Methods and Method Validation	[***]	[***]
4.7 Exception Reports (Deviations / Investigations)
4.7.1	Manufacturing Instruction Deviations	[***]	[***]
4.7.2	Packaging Instructions Deviations	[***]	[***]
4.7.3	Notification of Deviations	[***]	[***]
4.8 Release of Product
4.8.1	Test Methods and Specifications	[***]	[***]
4.8.2	Batch Release for Shipment	[***]	[***]
4.8.3	Certificate of Compliance	[***]	[***]
4.8.4	Product Release	[***]	[***]
4.9 Validation
4.9.1	Cleaning Method Validation	[***]	[***]
4.9.2	Analytical Method and Procedure Validation	[***]	[***]
4.10 Change Control
4.10.1	General	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01	age2of16

4.11 Documentation
4.11.1	Record Retention	[***]	[***]
4.11.2	Batch Document Requisition	[***]	[***]
4.12 Laboratory Controls
4.12.1	Specifications and Test Methods	[***]	[***]
4.12.2	Out of Specifications (OOS) / Out of Trent (OOT)	[***]	[***]
4.13 Stability
4.13.1	Sample Storage	[***]	[***]
4.13.2	Stability Studies and Protocol	[***]	[***]
4.13.3	Stability Failures	[***]	[***]
4.13.4	Termination of Development Agreement	[***]	[***]
4.14 Storage and Distribution
4.14.1	General	[***]	[***]
4.14.2	Product Storage and Shipment Changes	[***]	[***]
4.14.3	Product Quarantine	[***]	[***]
4.15 Product Complaints
4.15.1	Complaint Investigation	[***]	[***]
4.16 Product Recall
4.16.1	Product Recall Notification	[***]	[***]
4.16.2	Government Agency Notification	[***]	[***]
4.17 Reference and Retention Samples
4.17.1	Excipient and Active Ingredient Reference Sample	[***]	[***]
4.17.2	Finished Product Retention Sample	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01	age2of16

SECTION 3: GENERAL

3.1	Any communications about the subject matter of this Agreement will be directed, in the first instance, to the person(s) identified in Appendix B.

3.2	Capitalized terms not otherwise defined herein will have the meaning specified in the Development Agreement.

3.3	It any provision of this Agreement should be or found invalid, or unenforceable by law, the rest of the Agreement will remain valid and binding and the parties will negotiate a valid provision which meets as close as possible the objective of the invalid provision.

3.4	If this Agreement requires modification such that either party affected cannot be reasonably expected to continue to perform under this Agreement, then the parties will negotiate and revise the Agreement accordingly.

3.5	Any amendment of this Agreement will be made in writing and signed by both parties

3.6	This Agreement will start on the Effective Date that is set forth on the cover page of this Agreement and will remain valid until all Quality obligations under all applicable Development Agreements have been fulfilled.

3.7	To the extent that the Client has in its possession any relevant reports, documentation or other information with respect to the CTM that would facilitate the progress of the project (collectively “Information”), Client will promptly provide such Information to Patheon.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01	age2of16

SECTION 4: DESCRIPTION OF RESPONSIBILITIES

4.1	QUALITY MANAGEMENT

4.1.1	GMP, Health and Safety Compliance

Patheon will conduct operations in compliance with applicable environmental, occupational health and safety laws, and cGMP regulations.

4.1.2	Client Audit Rights

Patheon will permit audits on reasonable prior written notice, of all relevant premises, procedures and documentation by the Client; to the extent such audits are related to Client’s CTM. Client audits are limited to one audit per calendar year unless for cause.

4.1.3	Subcontracting

Patheon will not subcontract tasks to a third party without Client’s consent. Patheon may subcontract raw material testing to other Patheon facilities and to other qualified third party laboratories. For subcontracted tasks, Patheon will facilitate Client’s audit of the subcontracted facility.

4.1.4	Self-Inspection

Patheon will perform self-inspections of its premises, facilities, and processes used to manufacture, package, test, and store the Client’s starting, intermediate, and/or finished products in accordance with Patheon’s written standard operating procedures SOPs to ensure compliance with cGMP and this Quality Agreement.

4.2	REGULATORY REQUIREMENTS

4.2.1	Permits

The Client will be solely responsible for obtaining or maintaining, on a timely basis, any permits or other regulatory approvals in respect of the CTM or the CTM Specifications. In particular and with respect to any clinical study or trial that the Client is or may carry out,

(i) the Client will be responsible for ensuring the clinical study or trial has been approved by the applicable authority, and

(ii) The Client will be responsible for approving, monitoring, and managing the execution of the study protocol at all clinical study sites.

Patheon will obtain and maintain the appropriate manufacturing license(s) to allow for the Manufacturing services.

4.2.2	Regulatory Filing / Registration Change Control

The Client will determine whether changes to the CTM or related to the CTM will impact a regulatory filing and will apply for and receive approval for any required manufacturing amendment, change or addition to it’s CTM authorization. Upon request, Patheon will provide assistance in the preparation and review of pertinent sections of the initial CTM filing.

The Client will provide Patheon copy of sections of CTM registration/regulatory submissions that are relevant to manufacture and/or service related to the CTM. The Client is responsible for all communications with Regulatory Authorities as well as for the approval, maintenance, and updating of approval in a timely manner.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

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4.2.3	Regulatory Compliance

Patheon will ensure that CTM is manufactured and tested in strict compliance with current US Federal and EC regulatory and statutory requirements relating to Good Manufacturing Practices (GMP) (US 21 CFR parts 210 and 211 and EU Directive 2003/94/EC for the manufacture of finished medicinal product) as applicable to the manufacture of CTM, regulatory approvals and local laws and regulations applicable at the site(s) of manufacture and/or testing.

4.2.4	Government Agency Inspections, Communication and Requisitions

Patheon will permit all relevant inspections by regulatory authorities of premises, procedures, and documentation.

Patheon will notify the Client within [***] of receipt of any notice of inspection from a regulatory authority and within [***] of any regulatory authority request for CTM samples, batch documentation, or other information related to the CTM.

Patheon will notify the Client within [***] of receipt of any Form 483’s warning letter or the like from any regulatory agency that relates to the CTM; or if the supply of CTM will be affected, or if the facilities used to produce, test or package the CTM will be affected. Patheon will provide redacted copies on any FDA form 483’s, warning letters or the like from applicable Regulatory Authorities within [***] of receipt and subsequent response(s) relating to the Product.

Responses from Patheon related to the CTM will be reviewed and approved by the Client prior to submission to the regulatory agency. Patheon will notify the Client of any requests for information, notices of violations or other communications from a Regulatory Authority relating to environmental, occupational health and safety compliance relating to the CTM. Notwithstanding, Patheon reserves the right to respond to the regulatory agency without approval, if, in the reasonable opinion of Patheon’s Legal counsel, it is required to do so.

4.3	MATERIAL CONTROL

4.3.1	Test Methods and Specifications

The Client will give Patheon a copy of the Active Material development information and test methods used if the Client issues raw material Specifications.

4.3.2	Material Destruction

Patheon has the right to either return to the Client or dispose of any outdated or rejected material. If the material is disposed of, disposal will be consistent with the nature of the material and sent to a permitted waste disposal facility. Prior to such disposal:

(i) Patheon will send notice to the Client about Patheon’s intent to dispose of the material. If no direction is received from the Client, Patheon will dispose of the material no sooner than [***] after the date of the notice.

(ii) The materials will be disposed and destroyed in compliance with local environmental regulations and performed in a secure and legal manner that prevents unauthorized use or diversion.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01	age2of16

Patheon will maintain destruction records in accordance with Patheon SOP’s.

4.3.3	Vendor Audit Responsibility

Excipient and API Vendors:

(i.)	If the Client stipulates an excipient or API vendor, the Client will audit and approve the manufacturers and ensure cGMP compliance in accordance with Section 4.3.4 of this Agreement. The Client stipulated vendor(s) will be included on the Client’s approved vendor list (attached hereto as Appendix D).

(ii.)	If Patheon stipulates the excipient vendor, Patheon will audit and approve the manufacturers and ensure cGMP compliance in accordance with Patheon’s SOP. The Patheon stipulated vendor(s) will be included on Patheon’s approved vendor list (attached hereto as Appendix C).

Packaging Component Vendors:

(i.)	If the Client stipulates packaging component vendor, the Client will audit and approve the manufacturer and ensure cGMP compliance. The Client stipulated vendor(s) will be included on the approved vendor list (attached hereto as Appendix D).

(ii.)	if Patheon stipulates the packaging component vendor, Patheon will audit and approve the manufacturer and ensure cGMP compliance in accordance with Patheon’s SOP. The Patheon stipulated vendor(s) will be included on the approved supplier list (Appendix C).

4.3.4	Client Furnished Materials

The Client is responsible for vendor qualification of Client furnished materials and for providing a certificate of compliance confirming the following:

(i.)	That the materials are compliant with the provisions outlined in the “Note for Guidance on minimizing the risk of transmitting spongiform encephalopathy agents via human and veterinary medicinal products” (EMEA/410/01, Rev.2 or update) and

(ii.)	A residual solvent certificate confirming that there is no potential for specific toxic solvents listed in the EP / USP / ICH residual solvents Class I, Class II or Class III to be present and the material, if tested, will comply with established EP / USP / ICH requirements. If any of the solvents listed in the EP / USP / ICH residual solvents Class I, Class II or Class III are used in the manufacture or are generated in the manufacturing process, solvents of concern will be indicated.

4.3.5	In-Coming Material Testing

Prior to its use in the manufacture of any CTM all materials will be inspected, tested and released by Patheon against the Specification approved by the Client.

4.4	BUILDING, FACILITIES, UTILITIES AND EQUIPMENT

4.4.1	General

All buildings and facilities used in the manufacturing, packaging, testing and storage of any materials and/or CTM will be of suitable size, construction and location to facilitate cleaning, and will be maintained in a good state of repair. Maintenance and cleaning records will be kept in accordance with Patheon’s SOP’s.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01	age2of16

4.4.2	Equipment, Calibration and Preventative Maintenance

All equipment used in the manufacturing, packaging, testing and storage of any materials and/or CTM will be suitable for its intended use and appropriately located to allow for cleaning and maintenance. Calibration and maintenance records will be kept according to Patheon SOP’s for all critical equipment. Patheon will calibrate instrumentation and qualify computer systems used in the manufacture and testing of the CTM in accordance with Patheon’s SOP’s.

4.4.3	Environmental Monitoring Program

Patheon will perform and maintain an environmental monitoring program. The collected data will be reviewed and interpreted by the responsible person within Patheon’s quality unit. Any out of limit results will be managed appropriately in accordance with Patheon SOP’s.

4.5	PRODUCTION CONTROLS

4.5.1	Master Batch Record

The Client will provide the early development reports and CTM Specifications to Patheon and Patheon will manufacture the CTM in accordance with the Specifications.

Patheon is responsible for preparing the master batch records for the CTM, however, the Client is responsible to review and approve such master batch records prior to the manufacture of the CTM.

Patheon will not make changes to master batch records except through the established Patheon change control system, and all master document revisions will be approved by the Client’s quality unit. Any changes made to issued batch records (prior to master revisions) must be reviewed and approved by the Client’s quality unit prior to implementation unless otherwise agreed to in writing.

4.5.2	Personnel Training

Patheon will provide appropriate training for all employees. Each person engaged in the manufacture, packaging, testing, storage, and shipping of the CTM will have the education, training, and experience necessary, consistent with current GMP and safety training requirements. Patheon does not employ any individual who is debarred.

4.6	PACKAGING, LABELING AND PRINTED MATERIALS

4.6.1	Master Batch Packaging Records

The client will provide Patheon with the Specifications for all packaging components. Patheon will create, control, issue, and execute in accordance with the master batch packaging record and the Specifications.

Patheon will not make changes to master batch packaging records except through the established Patheon change control system, and all master document revisions will be approved by the Client’s quality unit. Any changes made to issued batch records (prior to master revisions) must be reviewed and approved by the Client’s quality unit prior to implementation unless otherwise agreed to in writing.

4.6.2	Printed Material and Artwork

The Client will provide artwork and labelling text (blister, carton, leaflet, label etc.) Specifications to Patheon. The labelling proofs must be reviewed and approved by the Client.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

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4.6.3	Test Methods and Method Validation

The Client will provide test methods and method validation for packaging components to Patheon. Where applicable, Patheon will provide test methods and validation for packaging components purchased from vendors on the Patheon approved vendor list only (Appendix C).

4.7	EXCEPTION REPORTS (DEVIATIONS / INVESTIGATIONS)

4.7.1	Manufacturing Instruction Deviations

Patheon will document, investigate and resolve deviations from approved manufacturing instructions or Specifications in accordance with Patheon’s SOP’s. Patheon will report and obtain approval from the Client’s responsible person for deviation report (“DR”) type deviations where there is a potential to affect Product quality. Such Client approval will not be unreasonably withheld. Patheon will provide copies of all DR’s to the Client as part of the executed batch record.

4.7.2	Packaging Instructions Deviations

Patheon will document, investigate, and resolve any deviation from approved packaging instructions or Specifications according to Patheon SOP’s. Patheon will report and obtain approval from the Client’s responsible person for DR type deviations where there is a potential to affect Product quality. Such Client approval will not be unreasonably withheld. Patheon will provide copies of all DR’s to the Client as part of the executed batch packaging record.

4.7.3	Notification of Deviations

Patheon will notify the Client within [***] if any significant deviation occurs during manufacture of the CTM, where such deviation affects the quality, efficacy or availability of the CTM.

4.8	RELEASE OF PRODUCT

4.8.1	Test Methods and Specifications

The Client will provide to Patheon the CTM finished Product Specifications and will develop and supply validated analytical test methods to Patheon for the CTM finished Product. If the test methods and procedures are not validated by the Client, then Patheon may assist in validation development with [***].

4.8.2	Batch Release for Shipment

Batch review and release for shipment to the Client will be the responsibility of Patheon’s Quality Assurance department who will act in accordance with Patheon’s SOP’s.

4.8.3	Certificate of Compliance

For each batch released by Patheon for shipment to the Client, Patheon will deliver to the Client a certificate of compliance that will include a statement that the batch has been manufactured in accordance with cGMPs applicable to CTM manufacturing and the CTM Specifications.

4.8.4	Product Release

The Client will have sole responsibility for release of the CTM for distribution to clinics. When qualified person (“QP”) release is requested by Client , Patheon will provide the service.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01	age2of16

4.9	VALIDATION

4.9.1	Cleaning Method Validation

The Client will provide to Patheon toxicological information to be used in the development of a cleaning program. Patheon will maintain an appropriate cleaning and cleaning validation program.

4.9.2	Analytical Method and Procedure Validation

The Client is responsible for having and approving validated analytical methods and manufacturing procedures (including packaging procedures) for their CTM.

If such methods and procedures are not validated by the Client, then Patheon may assist in validation development with [***].

4.10	CHANGE CONTROL

4.10.1	General

Patheon will notify and obtain approval from the Client before implementing any proposed changes to the process, materials, testing, equipment or premises where such changes may directly affect the CTM. This Client approval will not to be unreasonably withheld.

The Client will be responsible for determining whether or not to initiate registration variation procedures and for maintaining adequate control over the commitments made with respect to any clinical study or trial authorization made to the regulatory authorities by the Client for the CTM.

4.11	DOCUMENTATION

4.11.1	Record Retention

Patheon will maintain all CTM batch records for a minimum of [***] following CTM manufacture and supply all these records to the Client upon request.

Patheon will maintain records and evidence on the testing of raw materials and packaging/labeling materials for [***] after the materials were last used in the manufacture or packaging/labeling of the Product, or until completion of the Development Activities whichever comes first.

At the end of the above noted retention period, the Client will be contacted concerning the future storage or destruction of the documents.

4.11.2	Batch Document Requisition

At the request of the Client, Patheon will provide a copy of any of the executed batch documents relating to CTM to the Client within [***] of such request.

4.12	LABORATORY CONTROLS

4.12.1	Specifications and Test Methods

Patheon will test and approve starting material, intermediate, and the CTM in accordance with the approved Specifications, analytical methods, and Patheon’s SOP’s.

The Client will provide to Patheon the Active Material Specifications including a certificate of analysis.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01	age2of16

The Client will provide to Patheon test methods for Active Material and excipient’s (if non-compendial). The Client is responsible for validating non-compendial testing methods. If these methods are not validated by the Client, then Patheon may assist in validation development with [***].

4.12.2	Out of Specifications (OOS) / Out of Trend (OOT)

Patheon will notify Client’s quality unit of confirmed out-of-Specification (“OOS”) or out-of-trend (“OOT”) results within [***]. Patheon will generate a DR as per Patheon procedures and obtain approval of the DR from the Client’s responsible person within their quality unit. This Client approval will not be unreasonably withheld.

4.13	STABILITY

4.13.1	Sample Storage

Patheon will store stability samples as required.

4.13.2	Stability Studies and Protocol

The Client will develop and validate stability indicating assay(s) prior to process validation. If required, Patheon may assist with [***].

If applicable, Patheon will conduct stability studies in accordance with the agreed and validated stability testing analytical methods at the agreed upon testing points in accordance with the approved stability protocol.

Patheon will perform the stability testing described in a stability protocol agreed to by both Patheon and the Client. Stability data will be provided by Patheon to the Client on an ongoing basis as agreed to by both parties.

4.13.3	Stability Failures

Patheon will notify the Client of any stability failure for CTM supplied to the Client. If a result indicates that a CTM has failed to remain within CTM stability Specifications. Patheon will notify the Client within [***].

4.13.4	Termination of Development Agreement

If the Development Agreement is terminated, Patheon will continue to provide the Client with stability data supporting the acceptability of the CTM until all such CTM distributed by the Client has reached the end of its shelf-life.

4.14	STORAGE AND DISTRIBUTION

4.14.1	General

Patheon will ship Product in accordance with the agreed qualified transportation requirements provided by the Client to Patheon.

4.14.2	Product Storage and Shipment Changes

Patheon will communicate any proposed changes in storage or shipping to the Client for review and approval. The Client approval will not be unreasonably withheld.

4.14.3	Product [***]

Patheon will have a system in place for assuring that [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

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4.15	PRODUCT COMPLAINTS

4.15.1	Complaint Investigation

The Client will investigate and resolve all medical and non-medical CTM complaints. Patheon will investigate all Patheon manufacturing and packaging type CTM complaints related to the Manufacturing Services provided. The Client will retrieve complaint sample(s) and forward them to Patheon in a timely manner to facilitate a complete and comprehensive investigation.

4.16	PRODUCT RECALL

4.16.1	Product Recall Notification

The Client will notify Patheon about a Product recall or other regulatory type product notification (e.g. field alert) as soon as possible, but, in any event, prior to informing the appropriate regulatory authorities. The Client will be responsible for all related recall activities.

4.16.2	Government Agency Notification

The Client will perform the CTM recall and will inform the appropriate regulatory authorities. Where legislated, Patheon reserves the right to notify regulatory authorities of CTM quality issues. Patheon will inform the Client prior to notification to the regulatory authorities.

4.17	REFERENCE AND RETENTION SAMPLES

4.17.1	Excipient and Active Ingredient Reference Sample

Patheon will keep a reference sample of each material received by Patheon and used to manufacture the CTM. The reference sample will consist of at least [***] times the necessary quantity for all Quality Control tests required to determine whether the materials meet required specifications.

The reference samples will be stored by Patheon under controlled conditions in accordance with GMP storage requirements for [***] beyond the expiration date of the last batch of the product containing the materials. The reference samples will be made available by Patheon to the Client, if requested.

4.17.2	Finished Product Retention Sample

Retention samples of CTM finished Product will be retained by Patheon for [***] past the date of CTM manufacture.

* * *

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

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IN WITNESS WHEREOF, the parties have caused their duly authorized officer to execute and deliver this Quality Agreement as of the Effective Date identified on the first page:

RELYPSA, INC.

By:	/s/ Vinita P. Kumar / Director OA	Date:	25-Apr-2011
(Insert Name/Title)

By:		Date:	N/A
(Insert Name/Title)

PATHEON INC.

By:	/s/ G. Ellia	Date:	23/Apr/2011
(George Elia, Director Quality Operations)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01	age2of16

SECTION 5: APPENDICES

•	Appendix A: CTM Product(s)

•	Appendix B: Quality Contacts

•	Appendix C: Patheon Approved Supplier List

•	Appendix D: Client Approved Supplier List

•	Appendix E: Patheon Approved Contract Laboratories List

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

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APPENDIX A: CTM PRODUCT(S)

Products (s)	Galenic Form	Dosage (Strength)
RLY5016S [vpk 25-Apr-2011]		Powder for Suspension

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01

APPENDIX B: QUALITY CONTACTS

	Patheon	— (Client)
Responsibility	Quality Assurance	General
Name	[***]	[***]
Title	[***]	[***]
Phone	[***]	[***]
Fax
E-mail	[***]	[***]
Address	[***]	[***]
Responsibility	Regulatory Affairs	Regulatory Affairs
Name	[***]	[***]
Title	[***]	[***]
Phone	[***]	[***]
Fax
E-mail	[***]	[***]
Address	[***]	[***]
Responsibility	Product Complaints	Audits
Name	[***]	[***]
Title
Phone
Fax
E-mail
Address
Responsibility	Product Release
Name	[***]	[***]
Title
Phone
Fax
E-mail
Address
Responsibility	Account Manager
Name	[***]	[***]
Title	[***]	[***]
Phone	[***]	[***]
Fax
E-mail		[***]
Address		[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01

APPENDIX C: PATHEON APPROVED VENDOR LIST

Xanthan Gum (Xantural 75): [***]

Web: [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01

APPENDIX D: CLIENT APPROVED VENDOR LIST

RLY5016S (Saltigo): [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01

APPENDIX E: PATHEON APPROVED CONTRACT LABORATORIES LIST

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01

SCHEDULE H

CAPITAL EXPENDITURE AND EQUIPMENT AGREEMENT

22.10 CAPITAL EXPENDITURE AND EQUIPMENT AGREEMENT

THIS CAPITAL EXPENDITURE AND EQUIPMENT AGREEMENT (the “Agreement”) is made as of July 14, 2014, the “Effective Date”) between

RELYPSA, INC.,

a corporation existing under the laws of the State of Delaware (“Relypsa”)

- and -

PATHEON INC.,

a corporation existing under the laws of Canada (“Patheon”)

BACKGROUND

The Parties intend to enter into a commercial Supply Agreement (the “SA”) related to Relypsa’s RLY5016 for oral suspension in Bulk and Finished Product of 4.2g, 8.4g, and 12.6g strengths (the “Product”). In order for Patheon to perform the Services under the SA, [***] (the “Patheon Facility”). The purpose of this Agreement is to set out the Parties’ agreement and undertakings regarding the capital expenditures, and this document will become an attachment to and incorporated into the SA when the SA is executed. This Agreement shall be become binding upon the Parties upon the later of their execution of the SA or this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the rights conferred and the obligations assumed herein, and intending to be legally bound, the parties hereby agree as follows:

1.	Definitions

“Non-Dedicated Equipment” means the items listed in that category on Schedule A.

“Facility Modifications” means the items listed in that category on Schedule A.

In addition, terms capitalized, but not defined, herein shall have the meaning ascribed to them in the SA.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

CTM Quality Agreement QG01-05-T002-01

2.	Expenditures and Payment; Title

The estimated cost for the purchase and installation of the Non-Dedicated Equipment and Facility Modifications for the project are set forth in Schedule A. Notwithstanding any other provisions of this Agreement, the individual amount of each item of the Non-Dedicated Equipment and Facility Modifications on Schedule A may be increased or decreased to reflect Patheon’s actual cost ([***]) but the aggregate amount contributed by Relypsa for the Non-Dedicated Equipment and Facility Modifications will not exceed $[***] [***]. No change in the aggregate cost of the Non-Dedicated Equipment and Facility Modifications will be made without Relypsa’s prior written consent. Patheon will use its reasonable best efforts to complete the Facility Modifications, acquire all Non-Dedicated Equipment and be prepared to commence process validation thereof by [***], which is approximately [***]. Relypsa will confirm this date promptly upon Relypsa’s receipt of [***].

Subject to these limitations, Relypsa hereby directs Patheon to incur, on its behalf, [***] for the Non-Dedicated Equipment and Facility Modifications as set forth in Schedule A. When issuing its invoice for these costs, Patheon will give Relypsa copies of third party invoices for the items invoiced. Payment shall be due within [***] after Relypsa’s receipt of Patheon’s invoice. The payments by Relypsa of these costs in advance of the performance of the Services are made in contemplation of those Services to be performed by Patheon.

3.	Patheon Use of Non-Dedicated Equipment and Facility Modifications

Patheon may use the Non-Dedicated Equipment to manufacture third party products but (i) Relypsa [***], and (ii) Relypsa’s [***]. Delivery Dates and other applicable terms of any Firm, Semi-Firm Order or Rolling Forecast will not be adjusted under any circumstances to account for any use of Non-Dedicated Equipment to manufacture third party products.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The capacity of the [***] listed in Schedule A will be [***].

4.	Maintenance of the Non-Dedicated Equipment and Facility Modifications

(a)	Patheon will [***] perform routine repairs, preventive maintenance, cleaning and calibration on the Non-Dedicated Equipment as required by cGMP and the Quality Agreement. Repairs, maintenance, cleaning and calibration shall comply with applicable terms of the Quality Agreement. The Facility Modifications will be maintained by Patheon in good condition, subject to reasonable wear and tear.

(b)	Patheon will give Relypsa reasonable access during normal working hours for the inspection of the Non-Dedicated Equipment.

(c)	Patheon will notify Relypsa if any accident, loss of or damage occurs to the Non-Dedicated Equipment or to the Facility Modifications and shall promptly repair or replace any such equipment and/or repair any Facility Modifications [***].

5.	Standards; Title and Risk of Loss

The Facility Modifications and installation and validation of the Non-Dedicated Equipment will be completed in accordance with all Applicable Laws and in a reasonable, diligent and workmanlike manner, and Patheon shall use commercially reasonable efforts to meet all requirements necessary for the cGMP production of pharmaceutical products. The Non-Dedicated Equipment and Facility Modifications will be owned by Patheon, which will be the sole legal and beneficial owner thereof. Risk of loss of the Facility Modifications and Non-Dedicated Equipment shall be and remain with Patheon.

6.	Term; Termination; Effect of Termination on Future Funding

(a)	Term. This Agreement will commence on the Effective Date and, unless earlier terminated as set forth in Section 6(b), will continue in effect until the expiration or termination of the SA.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)	Termination. A material breach of this Agreement shall constitute a material breach of the SA entitling the non-breaching party to terminate this Agreement and the SA in accordance with the applicable provisions of Article 17 of the SA. Either party at its sole option may terminate this Agreement upon written notice where the other party has failed to remedy a material breach of any of its obligations under this Agreement within sixty (60) days following receipt of a written notice of the breach that expressly states in reasonable detail the nature of the breach. In addition, this Agreement will automatically terminate on the date of termination of the SA for any reason.

If Patheon terminates this Agreement or the SA for any reason, other than a material breach by Relypsa, during the thirty-six (36) calendar month period commencing with the calendar month in which the U.S. Food and Drug Adminsitration approves Relypsa’s New Drug Application for RLY5016, Patheon will reimburse Relypsa for its investment in the Facility Modifications and Non-Dedicated Equipment (“Relypsa’s Investment”) within [***] of the date of termination as follows:

• First 12 Months	[***]% of Relypsa’s Investment
• Second 12 Months	[***]% of Relypsa’s Investment
• Third 12 Months	[***]% of Relypsa’s Investment

For purposes of reimbursement to Relypsa, the applicable percentage is determined by the date of Relypsa’s receipt of Patheon’s notice of termination.

(c)	Effect of Termination on Future Funding. If this Agreement is terminated, Relypsa’s obligation to further fund expenditures under this Agreement will cease upon Patheon’s receipt or delivery of the notice of termination of this Agreement or the SA, and, except for termination by Relypsa pursuant to except Sections 17.2(a)(iii), 17.2(b)(i), 17.2(f), 17.2(g), 17.2(h) or 17.2(i), Relypsa will pay for the cost of non-cancelable commitments that are made by Patheon prior to receiving or delivering written notice of the termination, and for which Relypsa is responsible under Section 2.

7.	General

(a)	All monetary amounts are expressed in the lawful currency of the United States of America.

(b)	This Agreement will be construed and enforced in accordance with the laws of the State of New York, USA (without regard to principles of conflicts of law).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c)	This Agreement contains the entire understanding of the parties about the subject matter herein and supersedes all previous agreements (oral and written), negotiations and discussions. This Agreement is an attachment to and is incorporated by reference into the SA as though fully set forth therein. In the event of any conflict between the terms of this Agreement and the terms of the SA, the SA shall control. In the event of any conflict between the terms of this Agreement and the Quality Agreement, the Quality Agreement shall control as to quality matters.

(d)	The parties may modify or amend the provisions hereof only by an instrument in writing duly executed by both of the parties.

(e)	This Agreement may be assigned in connection with an assignment of the SA by either party.

(f)	This Agreement may be signed by facsimile or in two counterparts, each of which when executed and delivered or transmitted, will be considered an original and both of which together will constitute one and the same instrument.

(g)	The “Background” section of this document is expressly incorporated into the Agreement.

IN WITNESS WHEREOF the duly authorized representatives of the parties have executed this Agreement.

Relypsa, Inc.	Patheon Inc.

/s/ John A. Orwin	/s/ Dean Wilson
Name: John A. Orwin	Name: Dean Wilson
Title: CEO and President	Title: Vice President & Controller

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE A to Schedule H

Capital	Cost
Non-Dedicated Equipment
[***]	$	[	***]
Subtotal – Non-Dedicated Equipment	$	[	***]
Facility Modifications
[***]	$	[	***]
Subtotal – Facility Modifications	$	[	***]
[***]	-$	[	***]
Sub-Total—Non-Dedicated Equipment (including Refrigerated Storage) and Facility Modifications	$	[	***]
Total Relypsa Project Funding: [***]	$	[	***]
Relypsa Investment (Total Relypsa Project Funding [***])	$	[	***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE I

Tasks and Assumptions [***]

[***]

1.	The [***] is as follows:

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.	The Initial Improvements to be incorporated [***] are:

[***]

3.	The Initial Improvements to be incorporated [***] are:

[***]

4.	Responsibility and timing for the tasks outlined above will be [***]. Notwithstanding this allocation of primary responsibility, each Party will work collaboratively with the other Party and provide all reasonable support to the other Party to complete and implement the Initial Improvements.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE J

TECHNICAL DISPUTE RESOLUTION

Technical Disputes which cannot be resolved by negotiation as provided in Section 21.2 will be resolved in the following manner:

1. Appointment of Expert. Within [***] after a Party requests under Section 21.2 that an expert be appointed to resolve a Technical Dispute, the Parties will jointly appoint a mutually acceptable expert with experience and expertise in the subject matter of the dispute. If the Parties are unable to so agree within the [***] period, or in the event of disclosure of a conflict by an expert under Paragraph 2 hereof which results in the Parties not confirming the appointment of the expert, then an expert (willing to act in that capacity hereunder) will be appointed by an experienced arbitrator on the roster of the American Arbitration Association in [***].

2. Conflicts of Interest. Any person appointed as an expert will be entitled to act and continue to act as an expert even if at the time of his appointment or at any time before he gives his determination, he has or may have some interest or duty which conflicts or may conflict with his appointment if before accepting the appointment (or as soon as practicable after he becomes aware of the conflict or potential conflict) he fully discloses the interest or duty and the Parties will, after the disclosure, have confirmed his appointment.

3. Not Arbitrator. No expert will be deemed to be an arbitrator and the provisions of the American Arbitration Act or of any other applicable statute (foreign or domestic) and the law relating to arbitration will not apply to the expert or the expert’s determination or the procedure by which the expert reaches his determination under this Schedule J.

4. Procedure. Where an expert is appointed:

(a)	Timing. The expert will be so appointed on condition that (i) he or she promptly fixes a reasonable time and place for receiving submissions or information from the Parties and that she or he issues instructions to the Parties and any relevant Third Party for the proper conduct of his or her determination and any hearing and (ii) the expert renders his or her decision (with full reasons) within 15 business days (or another other date as the parties and the expert may agree) after receipt of all information requested by her or him under Paragraph 4(b) hereof.

(b)	Disclosure of Evidence. The Parties undertake one to the other to give to any expert all the evidence and information within their respective possession or control as the expert may reasonably consider necessary for determining the matter before him or her which they will disclose promptly and in any event within [***] of a written request from the expert to do so.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c)	Advisors. Each Party may appoint any counsel, consultants and advisors as it feels appropriate to assist the expert in her or his determination and so as to present their respective cases so that at all times the Parties will co-operate and seek to narrow and limit the issues to be determined.

(d)	Appointment of New Expert. If within the time specified in Paragraph 4(a) above the expert will not have rendered a decision, a new expert may (at the request of either party) be appointed and the appointment of the existing expert will thereupon cease for the purposes of determining the matter at issue between the Parties; provided, however, if the existing expert renders her or his decision with full reasons prior to the appointment of the new expert, then this decision will have effect and the proposed appointment of the new expert will be withdrawn.

(e)	Final and Binding. The determination of the expert will, except for fraud or manifest error, be final and binding upon the Parties.

(f)	Costs. [***] matter referred to an expert hereunder and, in the absence of express provision in the Agreement to the contrary, the costs and expenses of the expert will be [***].

(g)	For greater certainty, the Release of Bulk or Release of Finished Product for sale or distribution under the applicable marketing approval for the Finished Product will not by itself indicate compliance by PATHEON with its obligations for the Services and further that nothing in this Agreement (including this Schedule J) will remove or limit the authority of the relevant qualified person (as specified by the Quality Agreement) to determine whether the Finished Products are to be Released for sale or distribution.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE K

PATHEON CAPACITY

[***]

Assumptions

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE L

EXAMPLE OF PRICE ADJUSTMENT DUE TO CURRENCY FLUCTUATION

1.	PATHEON will issue all invoices to RELYPSA in USD based on an agreed upon exchange rate, initially $[***]CAD/$USD (the “Initial Set Exchange Rate”) and payment will be made by RELYPSA in USD.

2.	The variance between the Set Exchange Rate and the annual average exchange rate determined at the end of the Contract Year will be recorded using [***] or another mutually agreed upon data source. [***], no adjustment to the Set Exchange Rate (or Price) will be made.

3.	On an annual basis, the Parties will review the Exchange Rate Variance and any Exchange Rate Variance [***] will be agreed upon by both parties and documented. For each Exchange Rate Variance that [***], RELYPSA [***] or PATHEON [***], as applicable, [***]. For clarity, payments made by RELYPSA during the Contract Year for which the annual average exchange rate at the end of the Contract Year is [***] will [***].

For example, if the actual exchange rate at the end of the first Contract Year is $[***] CAD/USD on total payments by RELYPSA of $[***] USD during such Contract Year, the Exchange Rate Variance is CAD$[***] and [***]. Measured against payments totalling $[***] USD, the total amount of the variance is USD$[***] and PATHEON will [***]

4.	The Set Exchange Rate will be reset or remain unchanged as provided in Section 5.8. The Price will only be adjusted for currency fluctuation at the beginning of each Contract Year if the Initial Set Exchange Rate or the Set Exchange Rate (as applicable) is reset as provided above. For certainty, there shall be no adjustment to the Price for currency fluctuation unless there is a corresponding adjustment to the Set Exchange Rate, and vice versa.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE M

APPROVAL ACTIVITIES

Responsibilities are defined as follows: [***]

Due Date (no later than) is [***]. Some of the listed items may [***].

Further, [***].

Item	Relypsa	Patheon	Due Date (no later than)
REQUIRED FOR THE NDA SUBMISSION
[***]	[***]	[***]	[***]
REQUIRED POST NDA SUBMISSION AND AROUND NDA APPROVAL
[***]	[***]	[***]	[***]
[1][***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.